As filed with the Securities and Exchange Commission on May 28, 1999.
                                          1933 Act File No. 33-1271
                                          1940 Act File No. 811-4451
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-lA
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                       Pre-Effective Amendment No:  __                [ ]
                       Post-Effective Amendment No: 19                [X]
                                       and          --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No: 21
                                              --

                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)


                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:


CHARLES A. BACIGALUPO                          ARTHUR C. DELIBERT, ESQ.
100 Light Street                               Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                      1800 Massachusetts Ave., N.W.
(Name and Address of                           Second Floor
  Agent for Service)                           Washington, D.C.  20036-1800


It is proposed that this filing will become effective:

[_] immediately upon filing pursuant to Rule 485(b)
[_] on _____________, 1999 pursuant to Rule 485(b)
[_] 60 days after filing pursuant to Rule 485(a)(i)
[X] on JULY 31, 1999 pursuant to Rule 485(a)(i)
[_] 75 days after filing pursuant to Rule 485(a)(ii)
[_] on _____________, 1999 pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    Legg Mason Special Investment Trust, Inc.

                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Contents of Registration Statement

Cross Reference Sheet

Part A - Prospectus--Primary Shares
         Prospectus--Navigator Shares

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                    Legg Mason Special Investment Trust, Inc.
                         Form N-1A Cross Reference Sheet
                         -------------------------------

PART A ITEM NO.                         PRIMARY SHARES PROSPECTUS CAPTION
---------------                         ---------------------------------

1  Front and Back Cover Pages           Same
2  Risk/Return Summary: Investments,    Investment Objectives, Principal Risks,
   Risks                                Performance
3  Risk/Return Summary: Fee Table       Fees and Expenses of the Funds
4  Investment Objectives, Principal     Investment Objectives, Principal Risks
   Investment Strategies and Related
   Risks
5  Management's Discussion of Fund      Not Applicable
   Performance
6  Management, Organization and         Management
   Capital Structure
7  Shareholder Information              How to Invest; How to Sell Your Shares;
                                        Account Policies; Services for
                                        Investors; Dividends and Taxes
8  Distribution Arrangements            Management; How to Invest
9  Financial Highlights Information     Financial Highlights

PART A ITEM NO.                         NAVIGATOR SHARES PROSPECTUS CAPTION
---------------                         -----------------------------------

1  Front and Back Cover Pages           Same
2  Risk/Return Summary: Investments,    Investment Objectives, Principal
   Risks                                Risks, Performance
3  Risk/Return Summary: Fee Table       Fees and Expenses of the Funds
4  Investment Objectives, Principal     Investment Objectives, Principal Risks
   Investment Strategies and Related
   Risks
5  Management's Discussion of Fund      Not Applicable
   Performance
6  Management, Organization and         Management
   Capital Structure
7  Shareholder Information              How to Invest; How to Sell Your Shares;
                                        Account Policies; Services for
                                        Investors; Dividends and Taxes
8  Distribution Arrangements            Management
9  Financial Highlights Information     Financial Highlights


                                        STATEMENT OF ADDITIONAL INFORMATION
PART B ITEM NO.                         ITEM NO.
---------------                         --------

10 Cover Page and Table of Contents     Same
11 Fund History                         Description of the Funds
12 Description of the Fund and Its      Description of the Funds; Fund
   Investments and Risks                Policies; Investment Strategies and
                                        Risks
13 Management of the Fund               Management of the Funds
14 Control Persons and Principal        Management of the Funds
   Holders of Securities
15 Investment Advisory and Other        Management Agreement; Investment
   Services                             Advisory Agreement; The Funds'
                                        Distributor
16 Brokerage Allocation and Other       Portfolio Transactions and
   Practices                            Brokerage
17 Capital Stock and Other Securities   Capital Stock Information
18 Purchase, Redemption, and Pricing    Additional Purchase and Redemption
   of Shares                            Information; Valuation of Fund Shares
19 Taxation of the Fund                 Additional Tax Information; Tax-Deferred
                                        Retirement Plans
20 Underwriters                         The Funds' Distributors

21 Calculation of Performance Data      Performance Information
22 Financial Statements                 Financial Statements

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

    Legg Mason Value Trust, Inc.

    Legg Mason Total Return Trust, Inc.

    Legg Mason Special Investment Trust, Inc.

    Legg Mason Investors Trust, Inc.:
      Legg Mason American Leading Companies Trust
      Legg Mason Balanced Trust
      Legg Mason U.S. Small-Capitalization Value Trust







                        PRIMARY SHARES PROSPECTUS           JULY 31, 1999





                              logo

                              HOW TO INVEST (SERVICEMARK)









As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E  O F  C O N T E N T S



A b o u t  t h e  f u n d s:

      xx    Investment objectives

      xx    Principal risks

      xx    Performance

      xx    Fees and expenses of the funds

      xx    Management

A b o u t  y o u r  i n v e s t m e n t:

      xx    How to invest

      xx    How to sell your shares

      xx    Account policies

      xx    Services for investors

      xx    Dividends and taxes

      xx    Financial highlights

LEGG MASON EQUITY FUNDS

[icon] I N V E S T M E N T  O B J E C T I V E S

LEGG MASON VALUE TRUST, INC.:

INVESTMENT OBJECTIVE: long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term above average risk-adjusted rates of return, or when a more compelling investment opportunity is found. The fund generally invests in companies with market capitalizations greater than $1 billion, but may invest in companies of any size.

The fund may invest in debt securities, including government, corporate and money market securities for temporary defensive purposes, or when cash is temporarily available. The fund may not achieve its investment objective when so invested. Consistent with the investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, I.E., not rated at least BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. or, if unrated by those entities, deemed by the adviser to be of comparable quality.

LEGG MASON TOTAL RETURN TRUST:

INVESTMENT OBJECTIVE: Capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for long-term capital growth and attractive current income. The fund invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The fund may invest in securities that do not pay current income but do, in the adviser's opinion, offer prospects for capital appreciation and/or future income. The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, or when a more compelling investment opportunity is found. The fund may invest in companies of any size.

The fund may invest in money market securities for temporary defensive purposes or when cash is temporarily available. The fund may not achieve its investment objective when so invested. Consistent with the investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities not rated investment grade.

LEGG MASON SPECIAL INVESTMENT TRUST:

INVESTMENT OBJECTIVE: capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalization are typically classified as small to mid sized. It also invests in "special situations" without regard to market capitalization.

Special situations are securities undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment.

Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade. The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term above average risk-adjusted rates of return, or when a more compelling investment opportunity is found.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The fund may not achieve its investment objective when so invested.

LEGG MASON AMERICAN LEADING COMPANIES TRUST:

INVESTMENT OBJECTIVE: long-term capital appreciation and current income consistent with prudent investment risk

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 75% of its total assets in common stocks of Leading Companies that have market capitalizations of at least $2 billion and at least 75% of stocks held by the fund will be dividend-paying stocks. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500.

The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term above average risk-adjusted rates of return, or when a more compelling investment opportunity is found.

The fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states. Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rate at least A by Standard & Poor's or Moody's, or deemed by the adviser to be of comparable quality. When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. The fund may not achieve its investment objective when so invested.

LEGG MASON BALANCED TRUST:

INVESTMENT OBJECTIVE: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

PRINCIPAL INVESTMENT STRATEGIES:

Under normal conditions, the fund invests up to 75% of its assets in equity securities. The adviser emphasizes dividend-paying equity securities that, in the opinion of the adviser, offer the potential for long-term growth and common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income.

The fund invests at least 25% of its assets in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.

The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.

Stock selection consists of three steps. The first step is to identify companies the adviser believes are attractively priced according to a variety of value-oriented selection criteria. Companies comprising the universe of value candidates are characterized by low multiples of cash flow and/or are supported by rich asset bases. Second, those equities satisfying the initial criteria are assessed on such factors as the integrity of current earnings, the financial strength of the company, and the trend of its businesses. The ideal is that low valuation be accompanied by an improving fundamental outlook. The third step involves a careful analysis of the overall portfolio and the role of each component. The clear objective is proper diversification -- by sector and by industry, as well as by equity characteristics.

The adviser's sell discipline is based upon monitoring the relationship between the current market price of a stock and what the adviser believes to be its intrinsic value. As that gap closes, the adviser reduces the size of the position. Important fundamentals that impact intrinsic value include a deterioration in growth potential and a change in the value of underlying assets. A sale may also be affected to maintain appropriate portfolio diversification, i.e., in circumstances where stock price appreciation in an individual stock makes it a larger percentage of the portfolio than the adviser thinks is reasonable for proper risk management.

Fixed income security selection is based upon identifying those fixed income securities that the adviser deems to be undervalued. To identify purchase candidates, the adviser performs three different types of analyses on an ongoing basis: sector analysis, yield curve analysis and credit analysis.

Sector analysis is the most important. The current yield relationship of various market sectors relative to their respective U.S. Treasury benchmarks are compared to historical norms. Deviations can either represent an investment opportunity as a result of investor misunderstanding or a fundamental shift in investor attitude. The adviser seeks those investments that currently provide a yield advantage based upon a price dislocation that the adviser believes to be temporary in nature.

In performing yield curve analysis, the adviser seeks to identify anomalies from historic yield curve relationships and will increase investment in those portions of the yield curve that are apparently undervalued while underweighting those sectors of the yield curve that are deemed to be overvalued.

With regard to credit analysis, the adviser seeks to identify those issues experiencing positive credit momentum , I.E., improvement in credit quality. The adviser places a particular emphasis on the trend in credit as opposed to the absolute credit rating.

Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The adviser avoids making interest rate forecasts and, accordingly, the fund's fixed income portfolio maintains a duration that is neutral to the fund's intermediate term benchmark.

With respect to the adviser's sell discipline, the following three criteria will trigger a sale: (1) when a security has met its price yield objective or target, I.E., a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) when a swap opportunity exists within a particular sector in which the adviser continues to find value but has identified a particular security in that sector that appears to offer more attractive valuation characteristics; or (3) when a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST:

INVESTMENT OBJECTIVE: long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests substantially all of its assets in domestic equity securities of small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the NYSE market capitalizations, currently about $________ billion. Value companies are those with price-to-trailing twelve month earnings ratios that place them in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies which, as a group, have historically outperformed the market over the long-term. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of downside performance risk.

Portfolios are constructed from the bottom-up from the companies that have passed through the adviser's stock exclusion process. Positions are purchased on a capitalization weighted basis with diligent attention to low cost transactions.

The adviser's sell process is a mirror image of its buy process. The adviser sells companies when the adviser believes they are no longer valuable, no longer small-cap or if the fundamentals deteriorate.

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments. The fund may not achieve its investment objective when so invested. The adviser does not currently intend to invest in foreign securities.

[icon] P R I N C I P A L  R I S K S

IN GENERAL

Investors could lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK -

Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk, the risk that stock prices will go down, may affect a single issuer, an industry or sector of the economy or may affect the market as a whole.

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks.

SMALL AND MID-SIZED COMPANY STOCKS- SPECIAL INVESTMENT TRUST AND SMALL-CAP
VALUE

Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities at prevailing market prices in order to meet redemptions.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks, I.E., small company stocks may decline in price as the prices of large company stocks rise or vice versa.

COMPANY RISK- SPECIAL INVESTMENT TRUST

Special Investment Trust invests a significant portion of its assets in companies whose market capitalizations are typically classified as small to mid sized. It also invests in special situations, which are securities undergoing unusual or possibly one-time developments. These investments may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.

Investments in securities of companies being reorganized involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

FOREIGN SECURITIES RISK -

Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

INVESTMENT MODELS -

The proprietary models used by each adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

INTEREST RATE AND CREDIT RISK OF DEBT SECURITIES -

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates increase.

Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated Baa/BBB, and unrated securities considered by a fund's adviser to be of equivalent quality, are considered investment grade. Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

CALL RISK -

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES - BALANCED TRUST

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

U.S. GOVERNMENT SECURITIES

U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (E.G., certificates of the Government National Mortgage Association); (2) the right of the issuer to borrow from the U.S. Treasury (E.G., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (E.G., Fannie Mae securities); and (4) solely the creditworthiness of the issuer (E.G., Freddie Mac securities). There is at least some possibility that Government securities not backed by the U.S. Treasury will default. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

YEAR 2000 -

Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their advisers, distributors and other outside service providers and could impact companies in which the funds invest.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates and the other service providers to the funds have reported that they are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

[icon]  P E R F O R M A N C E

Each fund has two authorized classes of shares: Primary class shares and Navigator class shares. Each class is subject to different expenses. Navigator shares are offered through a separate prospectus only to certain investors. The information below provides an indication of the risks of investing in Primary shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies Trust, and Balanced Trust by showing changes in their performance from year to year. Annual returns assume reinvestment of dividends and other distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

VALUE TRUST - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%
                                                    40.76                48.04
40%
                                                           38.43  37.05
35%
                       34.73
30%

25%

20%

15%
                              11.44  11.26
10%

5%
                                             1.39
0%

-15%            -16.95
         1989   1990   1991   1992   1993    1994   1995   1996   1997   1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

   DURING THE TEN CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                Quarter Ended           Total Return
   -----------------------------------------------------------------------
   Best quarter:           December 31, 1998       35.86%
   -----------------------------------------------------------------------
   Worst quarter:          September 30, 1998     -21.28%
   -----------------------------------------------------------------------

   In the following table, average annual returns as of December 31, 1998 are compared with the S&P 500 Index, a broad-based unmanaged index of common stocks, commonly used to measure general stock market activity.

   -------------------------------------------------------------------------
                                 1 YEAR   5 YEARS  10 YEARS    LIFE OF CLASS
   -------------------------------------------------------------------------
   Value Trust - Primary Shares  +48.04%  +32.01%  +20.92%       +21.38%(a)
   -------------------------------------------------------------------------
   S&P 500 Index                 +28.58%  +24.06%  +19.21%       +18.94%(b)
   -------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a)   April 16, 1982 (commencement of operations) to December 31, 1998.
(b)   April 30, 1982 to December 31, 1998.

TOTAL RETURN TRUST - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%
                         40.48
40%
                                                                           37.50
35%
                                                         30.36   31.14
30%

25%

20%

15%
                                 14.32   14.08
10%

0%                                                                               -0.39
                                                 -7.12
-15%             -16.82
         1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

   DURING THE TEN CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                Quarter Ended           Total Return
   -----------------------------------------------------------------------
   Best quarter:           March 31, 1991          +14.35%
   -----------------------------------------------------------------------
   Worst quarter:          September 30, 1990      -18.90%
   -----------------------------------------------------------------------

   In the following table, average annual returns as of December 31, 1998 are compared with the S&P 500 Index.

   ---------------------------------------------------------------------------
                                   1 YEAR   5 YEARS  10 YEARS    LIFE OF CLASS
   ---------------------------------------------------------------------------
   Total Return Trust - Primary    -0.39%   +16.81%  +14.45%     +12.02%(a)
   Shares
   ---------------------------------------------------------------------------
   S&P 500 Index                  +28.58%   +24.06%  +19.21%     +18.12%(b)
   ---------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a)   November 21, 1985 (commencement of operations) to December 31, 1998.
(b)   November 30, 1985 to December 31, 1998.

SPECIAL INVESTMENT TRUST - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%

40%
                         38.44
35%

30%
                                                                 28.85
25%
                                         24.13           22.50           22.12   23.31
20%
                                 15.36
15%

10%
                 0.52
0%
-10%
                                                 -13.07
         1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

   DURING THE TEN CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                Quarter Ended           Total Return
   -----------------------------------------------------------------------
   Best quarter:           December 31, 1998       +40.13%
   -----------------------------------------------------------------------
   Worst quarter:          September 30, 1998      -20.49%
   -----------------------------------------------------------------------

   In the following table, average annual returns as of December 31, 1998 are compared with the S&P 500 Index.

   ------------------------------------------------------------------------
                                1 YEAR   5 YEARS  10 YEARS   LIFE OF CLASS
   ------------------------------------------------------------------------
   Special Investment Trust -   +23.31%  +15.58%  +18.52%    +15.18%(a)
   Primary Shares
   ------------------------------------------------------------------------
   S&P 500 Index                +28.58%  +24.06%  +19.21%    +17.76%(b)
   ------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a)   December 30, 1985 (commencement of operations) to December 31, 1998.
(b)   December 31, 1985 to December 31, 1998.

AMERICAN LEADING COMPANIES TRUST - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%

40%

35%

30%
                         28.36
25%
                 22.94           23.75   21.33
20%

15%

10%

0%       -4.19

-15%
         1994    1995    1996    1997    1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

   DURING THE FIVE CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                Quarter Ended           Total Return
   -----------------------------------------------------------------------
   Best quarter:           December 31, 1996       +12.47%
   -----------------------------------------------------------------------
   Worst quarter:          December 31, 1994        -4.11%
   -----------------------------------------------------------------------

   In the following table, average annual returns as of December 31, 1998 are compared with the S&P 500 Index.

   --------------------------------------------------------------------
                                1 YEAR       5 YEARS    LIFE OF CLASS
   --------------------------------------------------------------------
   American Leading Companies   +21.33%      +17.82%    +16.79%(a)
   Trust - Primary Shares
   --------------------------------------------------------------------
   S&P 500 Index                +28.58%      +24.06%    +22.78(b)
   --------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a)   September 1, 1993 (commencement of operations) to December 31, 1998.
(b)   September 30, 1993 to December 31, 1998.

BALANCED TRUST - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%

40%

35%

30%

25%

20%
           18.71
15%

10%
                  5.60
5%

0%
           1997   1998

   DURING THE TWO CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                Quarter Ended           Total Return
   -----------------------------------------------------------------------
   Best quarter:           December 31, 1998            +9.00%
   -----------------------------------------------------------------------
   Worst quarter:          September 30, 1998           -7.07%
   -----------------------------------------------------------------------

   In the following table, average annual returns as of December 31, 1998 are compared with the S&P 500 Index.

   ----------------------------------------------------
                              1 YEAR    LIFE OF CLASS
   ----------------------------------------------------
   Balanced Trust - Primary   +5.60%    +12.42%(a)
   Shares
   ----------------------------------------------------
   S&P 500 Index             +28.58%        (b)
   ----------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a)   October 1, 1996 (commencement of operations) to December 31, 1998.
(b)   October 31, 1996 to December 31, 1998.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower its share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no initial sales charge but are subject to 12b-1 fees.

The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended March 31, 1999. The fees and expenses are calculated as a percentage of average net assets.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   ------------------------------------------------------------------------------------------------------------------------
                                    VALUE       TOTAL         SPECIAL        AMERICAN           BALANCED       SMALL-CAP
                                    TRUST       RETURN        INVEST-        LEADING            TRUST          VALUE TRUST
                                                TRUST         MENT           COMPANIES
                                                              TRUST          TRUST
   ------------------------------------------------------------------------------------------------------------------------

   Management fees (a)              0.67%       0.75%         0.73%          0.75%              0.75%           0.85%
   ------------------------------------------------------------------------------------------------------------------------
   Distribution and Service         0.95%       1.00%         1.00%          1.00%              0.75%           1.00%
   (12b-1) fees
   ------------------------------------------------------------------------------------------------------------------------
   Other expenses                   0.07%       0.12%         0.11%          0.18%              0.40%           0.53%
   ------------------------------------------------------------------------------------------------------------------------
   Total Annual Fund                1.69%       1.87%         1.84%          1.93%              1.90%           2.38%
   Operating Expenses (a)
  ------------------------------------------------------------------------------------------------------------------------

   (a) The manager has a voluntary agreement to waive fees so that Primary Share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rates of average daily net assets for the following funds: for Total Return Trust and American Leading Companies Trust, 1.95% indefinitely; for Balanced Trust, 1.85%; and for Small-Cap Value Trust, 2.00% until __________________. These agreements are voluntary and may be terminated by Legg Mason Fund adviser at any time. During the fiscal year ending March 31, 1999, no fee waivers were necessary for Value Trust, Total Return Trust or Special Investment Trust.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

 -----------------------------------------------------------------------------
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
 -----------------------------------------------------------------------------
 Value Trust                      $172       $533         $918       $1998
 -----------------------------------------------------------------------------
 Total Return Trust               $190       $588        $1011       $2190
 -----------------------------------------------------------------------------
 Special Investment Trust         $187       $579         $995       $2159
 -----------------------------------------------------------------------------
 American Leading Companies       $196       $606        $1042       $2264
 Trust
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
 -----------------------------------------------------------------------------
 Balanced Trust                   $193       $597        $1026       $2222
 -----------------------------------------------------------------------------
 Small-Cap Value Trust            $241       $742        $1270       $2716
 -----------------------------------------------------------------------------

[icon] M A N A G E M E N T

MANAGEMENT AND ADVISERS:

Legg Mason Fund adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser for Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust. The adviser is responsible for making investment decisions and placing orders to buy or sell a particular security. The adviser has delegated investment advisory functions for Balanced Trust and Small-Cap Value Trust to separate advisers as described below.

The adviser is also obligated to provide each fund with investment management and administrative services and to oversee the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

For its services during the fiscal year ended March 31, 1999, each fund paid the adviser a percentage of its average daily net assets as follows:

           ---------------------------------------------------------------
           Value Trust                           0.67%
           ---------------------------------------------------------------
           Total Return Trust                    0.75%
           ---------------------------------------------------------------
           Special Investment Trust              0.73%
           ---------------------------------------------------------------
           American Leading Companies Trust      0.75%
           ---------------------------------------------------------------
           Balanced Trust                        0.75%
           ---------------------------------------------------------------
           Small-Cap Value Trust                 0.85%
           ---------------------------------------------------------------

The adviser acts as manager or adviser to investment companies with aggregate assets of $[ ] billion as of June 30, 1999.

LMFA has entered into investment advisory agreements with Bartlett & Co. ("Bartlett") and Brandywine Asset Management, Inc. ("Brandywine") to provide investment advisory services to Balanced Trust and Small-Cap Value, respectively.

Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, as investment adviser to Balanced Trust, is responsible for the actual investment management of this fund which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $[ ] billion as of June 30, 1999.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value Trust is responsible for the actual investment management of this fund which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust. Fees paid to Brandywine are net of any waivers. Brandywine acts as investment adviser to [ ] with aggregate assets of $[ ] as of June 30, 1999.

PORTFOLIO MANAGEMENT:

William H. Miller, III, President of LMFA, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund. Mr.

Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985. Lisa O. Rapuano is assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining LMFA in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.

Nancy T. Dennin, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller co-managed the fund for slightly over six years.
Mrs. Dennin has been employed at LMFA since 1985.

David E. Nelson, Senior Vice President of LMFA, has had primary responsibility for the day-to-day management of American Leading Companies since March 9, 1998. Previously, Mr. Nelson was the portfolio manager for the UAM ICM Equity Portfolio since its inception on October 1, 1993. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998.

Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage Balanced Trust. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Managing Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. Mr. Uible is a member of Bartlett's Management Committee, and Mr. Rabiner and Mr. Uible are members of Bartlett's Investment Policy Committee.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since
1989.

DISTRIBUTOR OF EACH FUND'S SHARES:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares. Each fund has adopted a plan that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under each plan, a fund may pay the distributor an annual distribution fee equal to 0.75% of the fund's average daily net assets (0.70% for Value Trust and 0.50% for Balanced Trust) and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Shares.

Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor may enter into agreements with other brokers to sell Primary Shares of each fund. The distributor pays these brokers up to 90% of the distribution and service fee that it receives from a fund for those sales.

The advisers and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open a regular account or a retirement account with one or more of the funds, contact a Legg Mason financial adviser or other entity that has entered into an agreement with the funds' distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial adviser will explain the shareholder services available from the funds and answer any questions you may have. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason financial adviser or other entity offering the funds to discuss which one might be appropriate for you.

ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO ADD TO YOUR
ACCOUNT:

    ------------------------------------------------------------------------
    IN PERSON         Give your financial adviser a check for $100 or more
                      payable to the fund
    ------------------------------------------------------------------------
    MAIL              Mail your check, payable to the fund, for $100 or more
                      to your financial adviser
    ------------------------------------------------------------------------
    TELEPHONE OR      Call your financial adviser to transfer available cash
    WIRE              balances in your brokerage account or to transfer
                      money from your bank directly to Legg Mason.  Wire
                      transfers may be subject to a service charge by your
                      bank.
    ------------------------------------------------------------------------
    FUTURE FIRST      Contact your Legg Mason financial adviser to enroll in
    SYSTEMATIC        Legg Mason's Future First Systematic Investment Plan.
    INVESTMENT PLAN   Under this plan, you may arrange for automatic monthly
                      investments in a fund of $50 or more.  The fund's
                      transfer agent will transfer funds monthly from your
                      Legg Mason account or from your checking account to
                      purchase shares of that fund.
    ------------------------------------------------------------------------
    AUTOMATIC         Arrangements may be made with some employers and
    INVESTMENTS       financial institutions for regular automatic monthly
                      investments of $50 or more in shares of a fund. You may also reinvest dividends from certain unit investment trusts in shares of a fund.

    ------------------------------------------------------------------------

Call your financial adviser or another entity offering the funds for sale with any questions regarding the investment options above.

Certain investment methods may be subject to lower minimum initial and additional investments.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial adviser or the entity offering the funds before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.

Any of the following methods may be used to sell your shares:

  ------------------------------------------------------------------------------
   TELEPHONE    Call your Legg Mason financial adviser or entity offering the fund and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.


                Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial adviser has your bank account information on file.


                The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.


  ------------------------------------------------------------------------------
   MAIL Send a letter to the fund requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.


  ------------------------------------------------------------------------------

Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial adviser or another entity.

Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

[icon]  A C C O U N T  P O L I C I E S

CALCULATION OF NET ASSET VALUE:

Net asset value per Primary Share is determined daily as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Primary Share price, the fund's assets attributable to Primary Shares are valued and totaled, liabilities attributable to Primary Shares are subtracted, and the resulting net assets are divided by the number of Primary Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time

o     change its minimum investment amounts

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon]  S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact your financial adviser or other entity offering the funds for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund that is participating in the plan.

EXCHANGE PRIVILEGE:

Primary fund shares may be exchanged for Primary Shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year

o terminate or modify the exchange privilege after 60 days' notice to shareholders

[icon] D I S T R I B U T I O N S  A N D  T A X E S

Each fund declares dividends to holders of Primary Shares out of its investment company taxable income (which generally consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and foreign currency gains annually. Special Investment Trust, American Leading Companies and Small-Cap Value declare and pay dividends from investment company taxable income following the end of each taxable year.

Distributions of substantially all of each fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in additional Primary Shares of the distributing fund. If you wish to receive dividends and/or other distributions in cash, you must notify the distributing fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to most investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number or who are otherwise subject to backup withholding. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. For Value Trust, Total Return Trust and Special Investment Trust, this information has been audited by their independent accountants, ____________, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. For American Leading Companies Trust, Balanced Trust and Small-Cap Value Trust, this information has been audited by their independent auditors, _________________, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report for these funds. The annual reports are available upon request by calling toll-free 1-800-822-5544.

[icon]   F I N A N C I A L  H I G H L I G H T S


                        -----------------------------------------------------------------------------------------------------
                                      Investment Operations                                  Distributions
                        -----------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------
                                               Net Realized
        For the     Net Asset   Net            & Unrealized                             From Net
        Years       Value,      Investment     Gain (Loss)    Total From   From Net     Realized      Total      Net Asset
        Ended       Beginning   Income         On             Investment   Investment   Gain on       Distribu-  Value, End
        Mar. 31,    of Year     (Loss)         Investments    Operations   Income       Investments   tions      of Year
        ---------------------------------------------------------------------------------------------------------------------
        Value Trust -  Primary Shares
        ---------------------------------------------------------------------------------------------------------------------
        1999
        ---------------------------------------------------------------------------------------------------------------------
        1998        $34.11       $(.02)         $18.37         $18.35       $(.04)       $(2.32)      $(2.36)     $50.10
        ---------------------------------------------------------------------------------------------------------------------
        1997         26.99         .13            8.68           8.81        (.16)        (1.53)       (1.69)      34.11
        ---------------------------------------------------------------------------------------------------------------------
        1996         20.21         .19            8.00           8.19        (.17)        (1.24)       (1.41)      26.99
        ---------------------------------------------------------------------------------------------------------------------
        1995         18.50         .10            1.70           1.80        (.05)         (.04)        (.09)      20.21
        ---------------------------------------------------------------------------------------------------------------------
        Special Investment Trust - Primary Shares
        ---------------------------------------------------------------------------------------------------------------------
        1999
        ---------------------------------------------------------------------------------------------------------------------
        1998        $26.55       $(.31)         $11.28         $10.97       $ ---        $(1.50)      $(1.50)     $36.02
        ---------------------------------------------------------------------------------------------------------------------
        1997         25.09        (.23)           3.10           2.87         ---         (1.41)       (1.41)      26.55
        ---------------------------------------------------------------------------------------------------------------------
        1996         19.96         ---            5.60           5.60         ---          (.47)        (.47)      25.09
        ---------------------------------------------------------------------------------------------------------------------
        1995         21.56        (.06)          (1.31)         (1.37)        ---          (.23)        (.23)      19.96
        ---------------------------------------------------------------------------------------------------------------------
        Total Return Trust - Primary Shares
        ---------------------------------------------------------------------------------------------------------------------
        1999
        ---------------------------------------------------------------------------------------------------------------------
        1998        $19.39        $.44           $7.23          $7.67       $(.40)       $(2.03)      $(2.43)     $24.63
        ---------------------------------------------------------------------------------------------------------------------
        1997         16.45         .46            3.47           3.93        (.43)         (.56)        (.99)      19.39
        ---------------------------------------------------------------------------------------------------------------------
        1996         12.79         .48            3.69           4.17        (.51)          ---         (.51)      16.45
        ---------------------------------------------------------------------------------------------------------------------
        1995         13.54         .33            (.19)           .14        (.29)         (.60)        (.89)      12.79
        ---------------------------------------------------------------------------------------------------------------------
        American Leading Companies - Primary Shares
        ---------------------------------------------------------------------------------------------------------------------
        1999
        ---------------------------------------------------------------------------------------------------------------------
        1998        $14.74       $(.04)(A)       $4.93          $4.89       $ ---        $(1.85)      $(1.85)     $17.78
        ---------------------------------------------------------------------------------------------------------------------
        1997         12.23         .01(A)         3.00           3.01        (.02)         (.48)        (.50)      14.74
        ---------------------------------------------------------------------------------------------------------------------
        1996         10.18         .07(A)         2.08           2.15        (.10)          ---         (.10)      12.23
        ---------------------------------------------------------------------------------------------------------------------


                                       27

        ---------------------------------------------------------------------------------------------------------------------
        1995          9.69         .12(A)          .48            .60        (.11)          ---         (.11)      10.18
        ---------------------------------------------------------------------------------------------------------------------
        Balanced Trust - Primary Shares
        ---------------------------------------------------------------------------------------------------------------------
        1999
        ---------------------------------------------------------------------------------------------------------------------
        1998        $10.16        $.21(B)        $2.58        $2.79         $(.21)        $(.12)       $(.33)     $12.62
        ---------------------------------------------------------------------------------------------------------------------
        1997(C)      10.00         .09(B)          .11          .20          (.04)          ---         (.04)      10.16
        ---------------------------------------------------------------------------------------------------------------------
        U.S. Small-Cap Value - Primary Shares
        ---------------------------------------------------------------------------------------------------------------------
        1999(D)
        ---------------------------------------------------------------------------------------------------------------------



                   --------------------------------------------------------------------------------------
                                                 Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------
                                  Expenses to     Net Investment                            Net Assets,
                      Total       Average Net     Income to Average         Portfolio       End of Year
                     Return         Assets           Net Assets           Turnover Rate     (thousands)
                   --------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------------
       Value Trust - Primary Shares
       --------------------------------------------------------------------------------------------------

       1999
       --------------------------------------------------------------------------------------------------
       1998          55.34%           1.73%             (.1)%                12.9%          $4,810,409
       --------------------------------------------------------------------------------------------------
       1997          33.59%           1.77%              .4%                 10.5%           2,236,400
       --------------------------------------------------------------------------------------------------
       1996          42.09%           1.82%              .8%                 19.6%           1,450,774
       --------------------------------------------------------------------------------------------------
       1995           9.77%           1.81%              .5%                 20.1%             986,325
       --------------------------------------------------------------------------------------------------
       Special Investment Trust - Primary Shares
       --------------------------------------------------------------------------------------------------
       1999
       --------------------------------------------------------------------------------------------------
       1998          42.88%           1.86%            (1.1)%                29.8%          $1,555,336
       --------------------------------------------------------------------------------------------------
       1997          11.58%           1.92%             (.9)%                29.2%             947,684
       --------------------------------------------------------------------------------------------------
       1996          28.47%           1.96%             ---                  35.6%             792,240
       --------------------------------------------------------------------------------------------------
       1995          (6.37)%          1.93%             (.2)%                27.5%             612,093
       --------------------------------------------------------------------------------------------------
       Total Return Trust - Primary Shares
       --------------------------------------------------------------------------------------------------
       1999
       --------------------------------------------------------------------------------------------------
       1998          42.44%           1.88%             2.1%                 20.6%            $700,535
       --------------------------------------------------------------------------------------------------
       1997          24.33%           1.93%             2.6%                 38.4%             380,458
       --------------------------------------------------------------------------------------------------
       1996          33.23%           1.95%             3.2%                 34.7%             267,010
       --------------------------------------------------------------------------------------------------
       1995           1.09%           1.93%             2.5%                 61.9%             194,767
       --------------------------------------------------------------------------------------------------
       American Leading Companies - Primary Shares
       --------------------------------------------------------------------------------------------------
       1999
       --------------------------------------------------------------------------------------------------
       1998          35.18%           1.95%(A)          (.28)%(A)            51.4%            $200,326
       --------------------------------------------------------------------------------------------------
       1997          24.73%           1.95%(A)           .05%(A)             55.7%             104,812
       --------------------------------------------------------------------------------------------------
       1996          21.24%           1.95%(A)           .69%(A)             43.4%              76,100
       --------------------------------------------------------------------------------------------------
       1995           6.24%           1.95%(A)          1.21%(A)             30.5%              59,985
       --------------------------------------------------------------------------------------------------

                                       28

                   --------------------------------------------------------------------------------------
                                                 Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------
                                  Expenses to     Net Investment                            Net Assets,
                      Total       Average Net     Income to Average         Portfolio       End of Year
                     Return         Assets           Net Assets           Turnover Rate     (thousands)
                   --------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------------
       Value Trust - Primary Shares
       --------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------
       Balanced Trust - Primary Shares
       --------------------------------------------------------------------------------------------------
       1999
       --------------------------------------------------------------------------------------------------
       1998          27.80%           1.85%(B)          2.80%(B)              34.5%             $47,761
       --------------------------------------------------------------------------------------------------
       1997(C)        2.02%(E)        1.85%(B), (F)     2.52%(B), (F)         5.1%(F)            17,948
       --------------------------------------------------------------------------------------------------
       U.S. Small-Cap Value - Primary Shares
       --------------------------------------------------------------------------------------------------
       1999(D)
       --------------------------------------------------------------------------------------------------


(A) Net of fees waived in excess of a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 1995, 1996, 1997, 1998, and 1999 would have been 2.12%,
     2.20%, 2.06%, 1.99%, and _____, respectively.
(B) Net of fees waived in excess of a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expense to average daily net assets for the period October 1, 1996 to March 31, 1997, and for the years ended March 31, 1998 and 1999 would have been 3.03%, 2.14%, and ______%, respectively.
(C)  For the period October 1, 1996 (commencement of operations) to March 31,
     1997.
(D)  For the period June 15, 1998 (commencement of operations) to March 31,
     1999.
(E)  Not annualized.
(F)  Annualized.

L e g g  M a s o n  E q u i t y  F u n d s

The following additional information about each fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about each fund and its policies.

ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:
o     call toll-free 1-800-822-5544
o     visit us on the Internet via http://www.leggmason.com
o     write to us at:         Legg Mason Wood Walker, Incorporated
                              100 Light Street, P.O. Box 1476
                              Baltimore, Maryland 21203-1476

Information about each fund, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Reports and other information about each fund are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.



LMF-001                 SEC file numbers: 811-3380; 811-4308; 811-4451; 811-7692

      Legg Mason Value Trust, Inc.

      Legg Mason Special Investment Trust, Inc.

      Legg Mason Total Return Trust, Inc.

      Legg Mason Investors Trust, Inc.
            Legg Mason American Leading Companies Trust
            Legg Mason Balanced Trust
            Legg Mason U.S. Small-Capitalization Value Trust


                NAVIGATOR SHARES PROSPECTUS           JULY 31, 1999

                logo


                HOW TO INVEST(SM)



As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E   O F   C 0 N T E N T S

A b o u t  t h e  f u n d s:

      xx    Investment objectives

      xx    Principal risks

      xx    Performance

      xx    Fees and expenses of the funds

      xx    Management

A b o u t  y o u r  i n v e s t m e n t:

      xx    How to invest

      xx    How to sell your shares

      xx    Account policies

      xx    Services for investors

      xx    Distributions and taxes

      xx    Financial highlights

LEGG MASON EQUITY FUNDS
[icon] I N V E S T M E N T   0 B J E C T I V E S

LEGG MASON VALUE TRUST, INC.:

INVESTMENT OBJECTIVE: long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term above average risk-adjusted rates of return, or when a more compelling investment opportunity is found. The fund generally invests in companies with market capitalizations greater than $1 billion, but may invest in companies of any size.

The fund may invest in debt securities, including government, corporate and money market securities for temporary defensive purposes, or when cash is temporarily available. The fund may not achieve its investment objective when so invested. Consistent with the investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, I.E., not rated at least BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. or, if unrated by those entities, deemed by the adviser to be of comparable quality.

LEGG MASON TOTAL RETURN TRUST:

INVESTMENT OBJECTIVE: Capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for long-term capital growth and attractive current income. The fund invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The fund may invest in securities that do not pay current income but do, in the adviser's opinion, offer prospects for capital appreciation and/or future income. The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, or when a more compelling investment opportunity is found. The fund may invest in companies of any size.

The fund may invest in money market securities for temporary defensive purposes, or when cash is temporarily available. The fund may not achieve its investment objective when so invested. Consistent with the investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities not rated investment grade.

LEGG MASON SPECIAL INVESTMENT TRUST:

INVESTMENT OBJECTIVE: capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalization are typically classified as small to mid sized. It also invests in "special situations" without regard to market capitalization.

Special situations are securities undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment.

Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade. The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term above average risk-adjusted rates of return, or when a more compelling investment opportunity is found.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The fund may not achieve its investment objective when so invested.

LEGG MASON AMERICAN LEADING COMPANIES TRUST:

INVESTMENT   OBJECTIVE:   long-term  capital  appreciation  and  current  income
consistent with prudent investment risk

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 75% of its total assets in common stocks of Leading Companies that have market capitalizations of at least $2 billion and at least 75% of stocks held by the fund will be dividend-paying stocks. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500.

The adviser follows a value discipline in selecting securities. This means the adviser seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. For the adviser, assessment of intrinsic value is an ongoing, dynamic process employing both quantitative and qualitative analysis. The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term above average risk-adjusted rates of return, or when a more compelling investment opportunity is found.

The fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states. Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rate at least A by Standard & Poor's or Moody's, or deemed by the adviser to be of comparable quality. When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. The fund may not achieve its investment objective when so invested.

LEGG MASON BALANCED TRUST:

INVESTMENT OBJECTIVE: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

PRINCIPAL INVESTMENT STRATEGIES:

Under normal conditions, the fund invests up to 75% of its assets in equity securities. The adviser emphasizes dividend-paying equity securities that, in the opinion of the adviser, offer the potential for long-term growth and common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income.

The fund invests at least 25% of its assets in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.

The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.

Stock selection consists of three steps. The first step is to identify companies the adviser believes are attractively priced according to a variety of value-oriented selection criteria. Companies comprising the universe of value candidates are characterized by low multiples of cash flow and/or are supported by rich asset bases. Second, those equities satisfying the initial criteria are assessed on such factors as the integrity of current earnings, the financial strength of the company, and the trend of its businesses. The ideal is that low valuation be accompanied by an improving fundamental outlook. The third step involves a careful analysis of the overall portfolio and the role of each component. The clear objective is proper diversification -- by sector and by industry, as well as by equity characteristics.

The adviser's sell discipline is based upon monitoring the relationship between the current market price of a stock and what the adviser believes to be its intrinsic value. As that gap closes, the adviser reduces the size of the position. Important fundamentals that impact intrinsic value include a deterioration in growth potential and a change in the value of underlying assets. A sale may also be affected to maintain appropriate portfolio diversification, i.e., in circumstances where stock price appreciation in an individual stock makes it a larger percentage of the portfolio than the adviser thinks is reasonable for proper risk management.

Fixed income security selection is based upon identifying those fixed income securities that the adviser deems to be undervalued. To identify purchase candidates, the adviser performs three different types of analyses on an ongoing basis: sector analysis, yield curve analysis and credit analysis.

Sector analysis is the most important. The current yield relationship of various market sectors relative to their respective U.S. Treasury benchmarks are compared to historical norms. Deviations can either represent an investment opportunity as a result of investor misunderstanding or a fundamental shift in investor attitude. The adviser seeks those investments that currently provide a yield advantage based upon a price dislocation that the adviser believes to be temporary in nature.

In performing yield curve analysis, the adviser seeks to identify anomalies from historic yield curve relationships and will increase investment in those portions of the yield curve that are apparently undervalued while underweighting those sectors of the yield curve that are deemed to be overvalued.

With regard to credit analysis, the adviser seeks to identify those issues experiencing positive credit momentum , i.e., improvement in credit quality. The adviser places a particular emphasis on the trend in credit as opposed to the absolute credit rating.

Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The adviser avoids making interest rate forecasts and, accordingly, the fund's fixed income portfolio maintains a duration that is neutral to the fund's intermediate term benchmark.

With respect to the adviser's sell discipline, the following three criteria will trigger a sale: (1) when a security has met its price yield objective or target, i.e., a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) when a swap opportunity exists within a particular sector in which the adviser continues to find value but has identified a particular security in that sector that appears to offer more attractive valuation characteristics; or (3) when a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST:

INVESTMENT OBJECTIVE: long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests substantially all of its assets in domestic equity securities of small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the NYSE market capitalizations, currently about $________ billion. Value companies are those with price-to-trailing twelve month earnings ratios that place them in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies which, as a group, have historically outperformed the market over the long-term. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of downside performance risk.

Portfolios are constructed from the bottom-up from the companies that have passed through the adviser's stock exclusion process. Positions are purchased on a capitalization weighted basis with diligent attention to low cost transactions.

The adviser's sell process is a mirror image of its buy process. The adviser sells companies when the adviser believes they are no longer valuable, no longer small-cap or if the fundamentals deteriorate.

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments. The fund may not achieve its investment objective when so invested. The adviser does not currently intend to invest in foreign securities.

[icon] P R I N C I P A L   R I S K S

IN GENERAL

Investors could lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK -

Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk, the risk that stock prices will go down, may affect a single issuer, an industry or sector of the economy or may affect the market as a whole.

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks.

SMALL AND MID-SIZED COMPANY STOCKS- SPECIAL INVESTMENT TRUST AND SMALL-CAP VALUE

Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities at prevailing market prices in order to meet redemptions.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small company stocks may decline in price as the prices of large company stocks rise or vice versa.

COMPANY RISK- SPECIAL INVESTMENT TRUST

Special Investment Trust invests a significant portion of its assets in companies whose market capitalizations are typically classified as small to mid sized. It also invests in special situations, which are securities undergoing unusual or possibly one-time developments. These investments may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.

Investments in securities of companies being reorganized involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

FOREIGN SECURITIES RISK -

Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

INVESTMENT MODELS -

The proprietary models used by each adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

INTEREST RATE AND CREDIT RISK OF DEBT SECURITIES -

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates increase.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated Baa/BBB, and unrated securities considered by a fund's adviser to be of equivalent quality, are considered investment grade. Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

CALL RISK -

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES - BALANCED TRUST

Mortgage-backed  securities  represent an interest in a pool of mortgages.  When
market   interest   rates   decline,   many   mortgages  are   refinanced,   and
mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

U.S. GOVERNMENT SECURITIES

U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (E.G., certificates of the Government National Mortgage Association); (2) the right of the issuer to borrow from the U.S. Treasury (E.G., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (E.G., Fannie Mae securities); and (4) solely the creditworthiness of the issuer (E.G., Freddie Mac securities). There is at least some possibility that Government securities not backed by the U.S. Treasury will default. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

YEAR 2000 -

Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their advisers, distributors and other outside service providers and could impact companies in which the funds invest.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates and the other service providers to the funds have reported that they are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

[icon] P E R F 0 R M A N C E

Each fund has two authorized classes of shares: Primary class shares and Navigator class shares. Each class is subject to different expenses. Primary shares are offered through a separate prospectus. The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and other distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

As of the date of this prospectus, the Navigator class of shares of Balanced Trust have not yet commenced operations. The returns presented are for Navigator Shares of Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust and for Balanced Trust Primary Shares, which are not offered in this prospectus. The annual returns for Primary Shares and Navigator Shares would differ only to the extent that the Navigator Shares would pay lower expenses, and therefore would have higher returns.

VALUE TRUST - NAVIGATOR SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%
         42.18                49.40
40%
                39.82  38.49
35%

30%

25%

20%

15%

10%

5%

0%
         1995   1996   1997   1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

DURING THE FOUR CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                  Quarter Ended              Total Return
--------------------------------------------------------------------------------
Best quarter:               December 31, 1998                   +36.15%
--------------------------------------------------------------------------------
Worst quarter:              September 30, 1998                  -11.47%
--------------------------------------------------------------------------------

In the following table, average annual returns as of December 31, 1998 are compared with the S&P 500 Index, a broad-based unmanaged index of common stocks, commonly used to measure general stock market activity.

-----------------------------------------------------------------------------
                                              1 YEAR       LIFE OF CLASS
-----------------------------------------------------------------------------
Value Trust                                  +49.40%         +41.88(a)
-----------------------------------------------------------------------------
S&P 500 Index                                +28.58%         +29.65(b)
-----------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) December 1, 1994 (commencement of operations) to December 31, 1998.
(b) December 31, 1994 to December 31, 1998.

TOTAL RETURN TRUST - NAVIGATOR SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%

40%
                       39.03
35%
         31.65  32.55
30%

25%

20%

15%

10%

5%

0%
         1995   1996   1997   1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

DURING THE FOUR CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                  Quarter Ended             Total Return
--------------------------------------------------------------------------------
Best quarter:               March 31, 1995                     +19.29%
--------------------------------------------------------------------------------
Worst quarter:              September 30, 1998                 -15.63%
--------------------------------------------------------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                                              1 YEAR       LIFE OF CLASS
-----------------------------------------------------------------------------
Total Return                                    %            +23.48(a)
-----------------------------------------------------------------------------
S&P 500 Index                                +28.58%         +29.65(b)
-----------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) December 1, 1994 (commencement of operations) to December 31, 1998.
(b) December 31, 1994 to December 31, 1998.

SPECIAL INVESTMENT TRUST - NAVIGATOR SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%

40%

35%
                30.04
30%

25%
         23.83         23.44  24.50
20%

15%

10%

5%

0%
         1995   1996   1997   1998

 *The fund's year-to-date total return as of June 30, 1999 is ____________.

DURING THE FOUR CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                  Quarter Ended              Total Return
--------------------------------------------------------------------------------
Best quarter:               December 31, 1998                   +40.46%
--------------------------------------------------------------------------------
Worst quarter:              September 30, 1998                  -20.33%
--------------------------------------------------------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

-----------------------------------------------------------------------------
                                              1 YEAR       LIFE OF CLASS
-----------------------------------------------------------------------------
Special Investment Trust                     +24.50%         +24.72(a)
-----------------------------------------------------------------------------
S&P 500 Index                                +28.58%         +29.65(b)
-----------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) December 1, 1994 (commencement of operations) to December 31, 1998.
(b) December 31, 1994 to December 31, 1998.


AMERICAN LEADING COMPANIES TRUST - NAVIGATOR SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


50%

40%

35%

30%
         25.29
25%

20%

15%

10%

5%

0%
         1997   1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

DURING THE TWO CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                  Quarter Ended              Total Return
--------------------------------------------------------------------------------
Best quarter:
--------------------------------------------------------------------------------
Worst quarter:              September 30, 1998                  -11.66%
--------------------------------------------------------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

-----------------------------------------------------------------------------
                                              1 YEAR       LIFE OF CLASS
-----------------------------------------------------------------------------
American Leading Companies                      %               (a)
-----------------------------------------------------------------------------
S&P 500 Index                                   %               (b)
-----------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) October 4, 1996 (commencement of operations) to December 31, 1998.
(b) October 31, 1996 to December 31, 1998.

                         BALANCED TRUST - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


30%

25%

20%

15%               18.71%

10%

5%                              5.6%

0%

                   1997         1998

*The fund's year-to-date total return as of June 30, 1999 is ____________.

DURING THE TWO CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                  Quarter Ended              Total Return
--------------------------------------------------------------------------------
Best quarter:               December 31, 1998                   +9.00%
--------------------------------------------------------------------------------
Worst quarter:              September 30, 1998                  -7.07%
--------------------------------------------------------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                                              1 YEAR       LIFE OF CLASS
-----------------------------------------------------------------------------
Balanced Trust - Primary Shares               +5.60%         +12.42(a)
-----------------------------------------------------------------------------
S&P 500                                      +28.58%            (b)
-----------------------------------------------------------------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) October 1, 1996 (commencement of operations of Balanced Trust-Primary Shares) to December 31, 1998.
(b)   October 31, 1996 to December 31, 1998.

[icon] F E E S   A N D   E X P E N S E S   O F   T H E   F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower its share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

The fees and expenses shown are for the fiscal year ended March 31, 1999, and are calculated as a percentage of average net assets. As of the date of this prospectus Navigator Shares of Balanced Trust have not yet commenced operations.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------------
NAVIGATOR SHARES OF:    Value   Total    Special    American  Balanced   Small-Cap
                        Trust   Return   Invest-    Leading     Trust      Value
                                          ment        Cos.
-----------------------------------------------------------------------------------
Management fees (a)     %       %        %          %         %          %
-----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) fees    none    none     none       none      none       none
-----------------------------------------------------------------------------------
Other Expenses          %       %        %          %         %          %
-----------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (a)  %       %        %          %         %          %
-----------------------------------------------------------------------------------

(a) Legg Mason Fund Adviser, Inc. has voluntarily agreed to waive the management fee to the extent necessary to limit total operating expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies Trust, _________% of each fund's average daily net assets attributable to Navigator Shares indefinitely; for Balanced Trust, _________% of average daily net assets attributable to Navigator shares until _________; and for Small-Cap Value, _________% of average daily net assets attributable to Navigator Shares until _________. These voluntary waivers may be terminated at any time. With the waiver, management fees and total annual fund operating expenses for the fiscal year ended March 31, 1999 would have been _________ and _________ for Total Return Trust; _________ and _________ for American Leading Companies, _________ and _________ for Balanced Trust, and _________ and _________ for Small-Cap Value.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

--------------------------------------------------------------------------------
                                  1 YEAR       3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Value Trust                    $             $            $            $
--------------------------------------------------------------------------------
Total Return Trust             $             $            $            $
--------------------------------------------------------------------------------
Special Investment Trust       $             $            $            $
--------------------------------------------------------------------------------
American Leading Companies
Trust                          $             $            $            $
--------------------------------------------------------------------------------
Balanced Trust                 $             $            $            $
--------------------------------------------------------------------------------
Small-Cap Value Trust          $             $            $            $
--------------------------------------------------------------------------------

[icon] M A N A G E M E N T

MANAGEMENT AND ADVISERS:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser for Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust. The adviser is responsible for making investment decisions and placing orders to buy or sell a particular security. The adviser has delegated investment advisory functions for Balanced Trust and Small-Cap Value to separate advisers as described below.

The adviser is also obligated to provide each fund with investment management and administrative services and to oversee the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

For its services during the fiscal year ended March 31, 1999, each fund paid the adviser a percentage of its average daily net assets as follows:

           ---------------------------------------
           Value Trust
           ---------------------------------------
           Total Return Trust
           ---------------------------------------
           Special Investment Trust
           ---------------------------------------
           American Leading Companies
           Trust
           ---------------------------------------
           Balanced Trust
           ---------------------------------------
           Small-Cap Value Trust
           ---------------------------------------

The adviser acts as manager or adviser to investment companies with aggregate assets of $[ ] billion as of June 30, 1999.

LMFA has entered into investment advisory agreements with Bartlett & Co. ("Bartlett") and Brandywine Asset Management, Inc. ("Brandywine") to provide investment advisory services to Balanced Trust and Small-Cap Value, respectively.

Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, is investment adviser to Balanced Trust. Bartlett is responsible for the actual investment management of this fund which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Bartlett a monthly fee of [ ]% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $[ ] billion as of June 30, 1999.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value, is responsible for the actual investment management of this fund which includes making investment decisions and placing orders to buy or sell particular securities. LMFA. pays Brandywine a monthly fee of [ ]% of the fee it receives from Small-Cap Value. Fees paid to Brandywine are net of any waivers. Brandywine acts as investment adviser to [ ] with aggregate assets of $[ ] as of June 30, 1999.

PORTFOLIO MANAGEMENT:

William H. Miller, III, President of LMFA, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985. Lisa O. Rapuano is assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining LMFA in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.

Nancy T. Dennin, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs.
Dennin and Mr. Miller co-managed the fund for slightly over six years. Mrs. Dennin has been employed at LMFA since 1985.

David E. Nelson, Senior Vice President of LMFA, has had primary responsibility for the day-to-day management of American Leading Companies since March 9, 1998. Previously, Mr. Nelson was the portfolio manager for the UAM ICM Equity Portfolio since its inception on October 1, 1993. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998.

Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage Balanced Trust. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. Mr. Rabiner and Mr. Uible are members of Bartlett's Management Committee and Investment Policy Committee.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since 1989.

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares under separate Underwriting Agreements. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisers, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

Legg Mason and the manager may pay non-affiliated entities out of their own assets to support the distribution of Navigator Shares and shareholder servicing.

Legg Mason and the advisers are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W   T O   I N V E S T

Navigator Shares are currently offered for sale only to:

o Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

o qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million

o clients of Bartlett who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary

o any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates

o Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity

Eligible investors may purchase Navigator Shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.

Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

Purchase orders received by Legg Mason before the Close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to the selling organization.

[icon] H O W   T O   S E L L   Y O U R   S H A R E S

To redeem your shares by telephone:

o     Call 1-800-822-5544

Please have available the number of shares (or dollar amount) to be redeemed and the account number.

The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Customers of Institutional Clients may redeem only in accordance with instructions and limitations pertaining to their account at the Institution.

Redemption orders received by Legg Mason before the close of the exchange will be transmitted to the funds' transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the exchange will be processed at the closing net asset value on the next day the exchange is open.

Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account

Redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

[icon] A C C O U N T   P O L I C I E S

CALCULATION OF NET ASSET VALUE:

Net asset value per Navigator Share is determined daily as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Navigator Share price, the fund's assets attributable to Navigator Shares are valued and totaled, liabilities attributable to Navigator Shares are subtracted, and the resulting net assets are divided by the number of Navigator Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.

Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time

o     change its minimum investment amounts

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S   F O R   I N V E S T O R S

CONFIRMATIONS AND ACCOUNT STATEMENTS:

Confirmations will be sent to Institutional Clients after each transaction involving Navigator Shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

EXCHANGE PRIVILEGE:

Navigator Shares of a fund may be exchanged for Navigator Shares of any of the other Legg Mason funds or the Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in one calendar year

o terminate or modify the exchange privilege after 60 days' notice to shareholders

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon] D I S T R I B U T I O N S   A N D   T A X E S

Each fund declares dividends to holders of navigator shares out of its investment company taxable income (which generally consists of net investment income, any net short-term capital gain and net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and foreign currency gains annually. Special Investment Trust, American Leading Companies and Small-Cap Value declare and pay dividends from investment company taxable income following the end of each taxable year.

Distributions of substantially all of each fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in additional Navigator Shares of the distributing fund. If you wish to receive dividends and/or other distributions in cash, you must notify the distributing fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator Shares of the fund. Dividends from net investment company taxable income are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon] F I N A N C I A L   H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. For Value Trust, Total Return Trust and Special Investment Trust, this information has been audited by their independent accountants, ____________, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. For American Leading Companies Trust and Small-Cap Value Trust, this information has been audited by their independent auditors, _________________, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report for these funds. The annual reports are available upon request by calling toll-free 1-800-822-5544.



                    ----------------------------------------------------------------------------------------------------------
                                     Investment Operations                                   Distributions
        ----------------------------------------------------------------------------------------------------------------------
                                               Net Realized
        For the     Net Asset   Net            & Unrealized                             From Net
        Years       Value,      Investment     Gain (Loss)    Total From   From Net     Realized      Total      Net Asset
        Ended       Beginning   Income         On             Investment   Investment   Gain on       Distribu-  Value, End
        Mar. 31,    of Year     (Loss)         Investments    Operations   Income       Investments   tions      of Year
        ----------------------------------------------------------------------------------------------------------------------
        Value Trust -  Navigator Shares
        ----------------------------------------------------------------------------------------------------------------------
        1999
        ----------------------------------------------------------------------------------------------------------------------
        1998            $34.30           $.35         $18.55       $18.90       $(.31)       $(2.32)     (2.63)        $50.57
        ----------------------------------------------------------------------------------------------------------------------
        1997             27.08            .41           8.75         9.16        (.41)        (1.53)     (1.94)         34.30
        ----------------------------------------------------------------------------------------------------------------------
        1996             20.27            .43           8.02         8.45        (.40)        (1.24)     (1.64)         27.08
        ----------------------------------------------------------------------------------------------------------------------
        1995(B)          18.76            .12           1.40         1.52        (.01)           ---      (.01)         20.27
        ----------------------------------------------------------------------------------------------------------------------
        Special Investment Trust - Navigator Shares
        ----------------------------------------------------------------------------------------------------------------------
        1999
        ----------------------------------------------------------------------------------------------------------------------
        1998            $27.04          $ ---         $11.58       $11.58        $ ---       $(1.50)    $(1.50)        $37.12
        ----------------------------------------------------------------------------------------------------------------------
        1997             25.26            .02           3.17         3.19          ---        (1.41)     (1.41)         27.04
        ----------------------------------------------------------------------------------------------------------------------
        1996             20.03            .09           5.78         5.87        (.17)         (.47)      (.64)         25.26
        ----------------------------------------------------------------------------------------------------------------------
        1995(B)          19.11            .07            .85          .92          ---           ---        ---         20.03
        ----------------------------------------------------------------------------------------------------------------------
        Total Return Trust - Navigator Shares
        ----------------------------------------------------------------------------------------------------------------------
        1999
        ----------------------------------------------------------------------------------------------------------------------
        1998            $19.53           $.66          $7.29        $7.95       $(.58)       $(2.03)    $(2.61)        $24.87
        ----------------------------------------------------------------------------------------------------------------------
        1997             16.52            .65           3.48         4.13        (.56)         (.56)     (1.12)         19.53
        ----------------------------------------------------------------------------------------------------------------------
        1996             12.83            .62           3.72         4.34        (.65)           ---      (.65)         16.52
        ----------------------------------------------------------------------------------------------------------------------
        1995(B)          12.66            .15            .25          .40        (.06)         (.17)      (.23)         12.83
        ----------------------------------------------------------------------------------------------------------------------
        American Leading Companies - Navigator Shares
        ----------------------------------------------------------------------------------------------------------------------
        1999
        ----------------------------------------------------------------------------------------------------------------------
        1998            $14.71          $.10(G)        $4.99        $5.09        $ ---       $(1.85)    $(1.85)        $17.95
        ----------------------------------------------------------------------------------------------------------------------
        1997(F)          13.30           .07(G)         1.94         2.01        (.12)         (.48)      (.60)         14.71
        ----------------------------------------------------------------------------------------------------------------------


                                       24

        Small-Cap Value - Navigator Shares
        ----------------------------------------------------------------------------------------------------------------------
        1999(H)
        ----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------
                              Ratios/Supplemental Data
             -----------------------------------------------------------
                                      Net
                                  Investment
             Total    Expenses      Income to    Portfolio  Net Assets,
             Return   to Average   Average Net   Turnover   End of Year
                      Net Assets     Assets        Rate     (thousands)
     -------------------------------------------------------------------
     Value Trust - Navigator Shares
     -------------------------------------------------------------------
     1999
     -------------------------------------------------------------------
     1998     56.90%        .73%          .9%          12.9%   $179,664
     -------------------------------------------------------------------
     1997     34.97%        .77%         1.4%          10.5%     83,752
     -------------------------------------------------------------------
     1996     43.53%        .82%         1.8%          19.6%     52,332
     -------------------------------------------------------------------
     1995(B)   8.11%(C)     .82%(D)      1.8%(D)       20.1%     36,519
     -------------------------------------------------------------------
     Special Investment Trust - Navigator Shares
     -------------------------------------------------------------------
     1999
     -------------------------------------------------------------------
     1998     44.42%        .80%         ---%          29.8%    $63,299
     -------------------------------------------------------------------
     1997     12.81%        .85%          .1%          29.2%     41,415
     -------------------------------------------------------------------
     1996     29.85%        .88%         1.0%          35.6%     35,731
     -------------------------------------------------------------------
     1995(B)   4.81%(C)     .90%(D)      1.0%(D)       27.5%     26,123
     -------------------------------------------------------------------
     Total Return Trust - Navigator Shares
     -------------------------------------------------------------------
     1999
     -------------------------------------------------------------------
     1998     43.94%        .83%         3.1%          20.6%    $17,792
     -------------------------------------------------------------------
     1997     25.67%        .86%         3.7%          38.4%     10,048
     -------------------------------------------------------------------
     1996     34.67%        .94%         4.2%          34.7%      7,058
     -------------------------------------------------------------------
     1995(B)   2.28%(C)     .86%(D),(E)  3.6%(D),(E)   61.9%      4,823
     -------------------------------------------------------------------
     American Leading Companies - Navigator Shares
     -------------------------------------------------------------------
     1999
     -------------------------------------------------------------------
     1998      36.68%       .93%(G)       .74%(G)      51.4%        $82
     -------------------------------------------------------------------
     1997(F)   15.16%(D)    .86%(D), (G)  .98%(D), (G) 55.7%         55
     -------------------------------------------------------------------
     Small-Cap Value - Navigator Shares
     -------------------------------------------------------------------
     1999(H)
     -------------------------------------------------------------------

(B) For the period December 1, 1994 (commencement of sale of Navigator Shares) to March 31, 1995.
(C)   Not annualized.
(D)   Annualized.

(E) Net of fees waived by LMFA in excess of a voluntary expense limitation of .95% from inception to ____________________.

(F) For the period October 4, 1996 (commencement of sale of Navigator Shares) to March 31, 1997.
(G) Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assts. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997 and the years ended March 31, 1998 and 1999 would have been 0.97%, 0.98%, and _________, respectively.
(H)  For the period June 15, 1998  (commencement  of  operations)  to March 31,
     1999.

L e g g   M a s o n   E q u i t y   F u n d s

The following additional information about each fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about each fund and its policies.

ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:

o     call toll-free 1-800-822-5544
o     visit us on the Internet via http://www.leggmason.com
o write to us at: Legg Mason Wood Walker, Incorporated 100 Light Street, P.O. Box 1476 Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.

LMF-041                                 SEC file numbers 811-3380; 811-4308;
                                                         811-4451; 811-7692.

                             LEGG MASON EQUITY FUNDS

LEGG MASON VALUE TRUST, INC.                LEGG MASON INVESTORS TRUST, INC.:
LEGG MASON TOTAL RETURN TRUST, INC.         LEGG MASON AMERICAN LEADING COMPANIES TRUST
LEGG MASON SPECIAL INVESTMENT TRUST, INC.   LEGG MASON BALANCED TRUST
                                            LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

                       PRIMARY SHARES AND NAVIGATOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 31, 1999


      This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for Primary Shares or for Navigator Shares of the funds (both dated July 31, 1999), as appropriate, which have been filed with the Securities and Exchange Commission ("SEC"). The Funds' annual report is incorporated by reference into this Statement of Additional Information. A copy of either of the Prospectuses or the annual report may be obtained without charge from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), at 1-800-822-5544.

                             Legg Mason Wood Walker,
                                  Incorporated


                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                           (410)539-0000 (800)822-5544

                                TABLE OF CONTENTS
                                                                          Page

DESCRIPTION OF THE FUNDS.....................................................3
FUND POLICIES................................................................3
INVESTMENT STRATEGIES AND RISKS..............................................5
ADDITIONAL TAX INFORMATION..................................................21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................24
VALUATION OF FUND SHARES....................................................25
PERFORMANCE INFORMATION.....................................................26
TAX-DEFERRED RETIREMENT PLANS - PRIMARY SHARES..............................34
MANAGEMENT OF THE FUND......................................................36
THE FUNDS' INVESTMENT ADVISER/MANAGER.......................................38
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................41
THE FUNDS' DISTRIBUTOR......................................................43
CAPITAL STOCK INFORMATION...................................................46
THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT.............46
THE FUNDS' LEGAL COUNSEL....................................................47
THE FUNDS' INDEPENDENT ACCOUNTANTS/AUDITORS.................................47
FINANCIAL STATEMENTS........................................................47
Appendix A..................................................................48

      No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                            DESCRIPTION OF THE FUNDS

Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Total Return Trust, Inc. ("Total Return Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and Legg Mason Investors Trust, Inc. ("Investors Trust") are each diversified open-end investment companies that were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985, and May 5, 1993, respectively. Legg Mason American Leading Companies Trust ("American Leading Companies"), Legg Mason Balanced Trust ("Balanced Trust"), and Legg Mason U.S. Small-Capitalization Value Trust ("Small-Cap Value") are separate series of Investors Trust.

                                  FUND POLICIES

      VALUE TRUST's investment objective is to seek long-term growth of capital. TOTAL RETURN TRUST's investment objective is to seek capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. SPECIAL INVESTMENT TRUST's investment objective is to seek capital appreciation. AMERICAN LEADING COMPANIES' investment objective is to seek long-term capital appreciation and current income consistent with prudent investment risk. BALANCED TRUST's investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. SMALL-CAP VALUE's investment objective is to seek long-term capital appreciation.

      In addition to the investment objective of each Fund described in the Prospectuses, each Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of its shareholders. Value Trust, Total Return Trust and Special Investment Trust each may not:

      1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes, in an aggregate amount not to exceed 10% of the value of the total assets of the respective Fund at the time of borrowing; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, each Fund will not purchase securities if borrowings, including reverse purchase agreements, exceed 5% of its total assets);

      2. With respect to 75% of total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

      3. Purchase securities on "margin", except for short-term credits necessary for clearance of portfolio transactions and except that each Fund may make margin deposits in connection with the use of futures contracts and options on futures contracts;

      4. Invest 25% or more of its total assets (taken at market value) in any one industry;

      5. Purchase or sell commodities and commodity contracts, but this limitation shall not prevent each Fund from purchasing or selling options and futures contracts;

      6. Underwrite the securities of other issuers, except insofar as each Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

      7. Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

      8. Purchase or sell real estate, except that each Fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (as a non-fundamental policy changeable without a shareholder vote, each Fund will not purchase or sell interests in real estate limited partnerships);

      9. Make short sales of securities or maintain a short position, except that each Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box;" or

      10. Issue senior securities, except as permitted under the Investment Company Act of 1940 ("1940 Act").

      American Leading Companies, Balanced Trust and Small-Cap Value each may not:

      1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the Fund will repay any money borrowed before any portfolio securities are purchased);

      2.  Issue senior securities, except as permitted under the 1940 Act;

      3. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

      4. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation;

      5. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

      6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts;

      7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

      8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

      The foregoing limitations may be changed with respect to a Fund by "the vote of a majority of the outstanding voting securities" of that Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

AMERICAN LEADING COMPANIES, BALANCED TRUST AND SMALL-CAP VALUE:

      The following are some of the non-fundamental limitations which American Leading Companies, Balanced Trust and Small-Cap Value currently observe. Each Fund may not:

      1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of permitted currency futures contracts and options on currency futures contracts; or

      2. Make short sales of securities or maintain a short position, except that the Fund may sell short "against the box". This limit does not apply to short sales and short positions in connection with its use of options, futures contracts and options on futures contracts (No Fund intends to make short sales in excess of 5% of its net assets during the coming year).

      In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, PROVIDED, however, that the Fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.

      Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of a Fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation.

      Unless otherwise stated, the investment policies and limitations contained in this Statement of Additional Information are not fundamental, and can be changed without shareholder approval.

                         INVESTMENT STRATEGIES AND RISKS

      This section supplements the information in the Prospectuses concerning the investments the Funds may make and the techniques they may use. Each Fund, unless otherwise stated, may employ several investment strategies, including but not limited to:

FOREIGN SECURITIES

      Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

      The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

Inability to dispose of a portfolio security due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

      Since each Fund may invest in securities denominated in currencies other than the U.S. dollar and since each Fund may hold foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each Fund's shares, and also may affect the value of dividends and interest earned by that Fund and gains and losses realized by that Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

      In addition to purchasing foreign securities, each Fund may invest in ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each Fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Each Fund may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities. Small-Cap Value does not currently intend to invest in foreign securities.

      Although not a fundamental policy subject to shareholder vote, the advisers currently anticipate the Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs. Small-Cap Value does not currently intend to invest in foreign securities.

ILLIQUID SECURITIES

      Value Trust and Total Return Trust each may invest up to 10% of its net assets in illiquid securities. American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value each may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are those that cannot be disposed of within seven days for approximately the price at which the Fund values the security. Illiquid securities include repurchase agreements with terms of greater than seven days and restricted securities other than those the adviser to a Fund has determined are liquid pursuant to guidelines established by each Fund's Board of Directors. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly.

      Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, or pursuant to an exemption from registration. A Fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

      SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to each Fund, acting pursuant to guidelines established by such Fund's Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, restricted securities in each Fund's portfolio may adversely affect that Fund's liquidity.

DEBT SECURITIES

      The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

      Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.

      Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during period of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."

      The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those time, the yields on lower-rated debt securities rose dramatically reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer's financial restructuring or default. There can be no assurance that such declines will not recur.

      The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicly and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

      The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") is included in Appendix A.

      In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each Fund's adviser to determine, to the extent possible, that the planned investment is sound.

      If a security rated A or above at the time of purchase by American Leading Companies is subsequently downgraded to a rating below A, LMFA will consider that fact in determining whether to dispose of the security, but will dispose of it if necessary to insure that no more than 5% of net assets are invested in debt securities rated below A. If one rating agency has rated a security A or better and another agency has rated it below A, LMFA may rely on the higher rating in determining to purchase or retain the security on behalf of American Leading Companies. Bonds rated A may be given a "+" or "-" by the rating agency. The Fund considers bonds denominated A, A+ or A- to be included in the rating A.

PREFERRED STOCK

      Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

CONVERTIBLE SECURITIES

      A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

      The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

      Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by LMFA to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

      If an investment grade security purchased by Value Trust, Total Return Trust or Special Investment Trust is subsequently given a rating below investment grade, LMFA will consider that fact in determining whether to retain that security in that Fund's portfolio, but is not required to dispose of it.

CORPORATE DEBT SECURITIES

      Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, its adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

WHEN-ISSUED SECURITIES

      Each Fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on the Fund.

      American Leading Companies does not currently expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.

      To meet its payment obligation under a when-issued commitment, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid securities, in an amount at least equal in value to that Fund's commitments to purchase when-issued securities.

      A Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

COVERED CALL OPTIONS

      Each Fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund might write covered call options on securities generally when the adviser believes that the premium received by the Fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. A Fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option.

      If a Fund desires to close out its obligation under a call option it has sold, it will have to purchase an offsetting option. The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, and general market conditions. Accordingly, when the price of the security rises toward the strike price of the option, the cost of offsetting the option will negate to some extent the benefit to the Fund of the price increase of the underlying security. For this reason, the successful use of options as an income strategy depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

      Each Fund may write exchange-traded options. The ability to establish and close out positions on the exchange is subject to the maintenance of a liquid secondary market. Although a Fund intends to write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      A Fund will not enter into an options position that exposes it to an obligation to another party unless it owns an offsetting ("covering") position in securities or other options. A Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      As a non-fundamental policy, ALC will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund.

INDEXED SECURITIES

      Indexed securities are securities whose prices are indexed to the prices of securities indexes, currencies or other financial statistics. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. The U.S. Treasury recently began issuing securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Protection Securities"). The funds will only purchase indexed securities of issuers which its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each fund's investment allocations, depending on the individual characteristics of the securities. Each fund currently does not intend to invest more than 5% of its net assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument and, in that respect, have a leverage-like effect on a Fund.

STRIPPED SECURITIES

      Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

ZERO COUPON BONDS

      Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because each Fund is required to pay out substantially all of its income each year, including income aacrued on zero coupon bonds, a Fund may have to sell other holdings to raise cash necessary to make the payout. Because issuers of zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

CLOSED-END INVESTMENT COMPANIES

      Each fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on suchinvestments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. A Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any appliciable premium or sales charge.

THE FOLLOWING INFORMATION APPLIES TO SPECIAL INVESTMENT TRUST AND SMALL-CAP
VALUE:

SMALL AND MID-SIZED COMPANY STOCKS

      The advisers for Special Investment Trust and Small-Cap Value believe that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Each Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

      It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value may not be widely traded, and that a Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, Special Investment Trust and Small-Cap Value will not invest more than 15% of their respective net assets in illiquid securities.

      Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of small companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks, I.E., small company stocks may decline in price as the prices of large company stocks rise or vice versa.

THE FOLLOWING INFORMATION APPLIES TO BALANCED TRUST:

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest, and in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are backed by various forms of credit, insurance and collateral. They may not extend to the full amount of the pool.

      Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

      All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

      The majority of mortgage-related securities currently available are issued by governmental or government-related organizations formed to increase the availability of mortgage credit. The largest government-sponsored issuer of mortgage-related securities is the Government National Mortgage Association. GNMA certificates ("GNMAs") are interests in pools of loans insured by the Federal Housing Administration or by the Farmer's Home Administration ("FHA"), or guaranteed by the Veterans Administration ("VA"). Fannie Mae and Freddie Mac each issue pass-through securities which are guaranteed as to principal and interest by Fannie Mae and Freddie Mac, respectively.

      The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments, as well as with market interest rates. For example, GNMAs tend to have a longer average life than Freddie Mac participation certificates ("PCs") because there is a tendency for the conventional and privately-insured mortgages underlying Freddie Mac PCs to repay at faster rates than the FHA and VA loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage pre-payments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgaged property and other social and demographic conditions. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates.

      In determining the dollar-weighted average maturity of the fixed income portion of the portfolio, Bartlett, investment adviser to Balanced Trust, will follow industry practice in assigning an average life to the mortgage-related securities of the Fund unless the interest rate on the mortgages underlying such securities is such that Bartlett believes a different prepayment rate is likely. For example, where a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Bartlett may deem it appropriate to change the projected average life for a Fund's mortgage-related security as a result of fluctuations in market interest rates and other factors.

      Quoted yields on mortgage-related securities are typically based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the average life yield. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from the reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

      Like other debt securities, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. The value of mortgage-related securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

      Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae, or GNMA or by pools of conventional mortgages.

      CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.

      Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.

      The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

MUNICIPAL OBLIGATIONS

      The municipal obligations in which the Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided pro-rata interest in the total amount of the obligation.

      Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

      In determining the liquidity of a municipal lease obligation, Bartlett will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well established method of securing payment of a municipal obligation. The Fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless Bartlett determines, pursuant to guidelines established by the Board of Directors, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the security.

      An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

The following information applies to VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST, BALANCED TRUST AND SMALL-CAP VALUE: (SMALL-CAP VALUE DOES NOT CURRENTLY INTEND TO INVEST IN FUTURES AND OPTIONS.)

VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST AND BALANCED TRUST

      Each of these Funds can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interest rate on which they are based, they are sometimes referred to as "derivative" securities. Such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to a fund, if its adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

      The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index would reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contact would be expected to move in the opposite direction from the value of the securities owned by the Fund.

      Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks were a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.

      The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and off-set all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the costs of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

      The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.

      By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying stock, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

      The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.

      The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the advisers in managing the Funds' portfolios. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate its hedge position. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.

      A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for elated options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested. Small-Cap Value does not currently intend to invest in futures and options.

FUTURES CONTRACTS

      Each Fund may from time to time purchase or sell futures contracts. In the purchase of a futures contract, the purchaser agrees to buy a specified underlying instrument at a specified future date. In the sale of a futures contract, the seller agrees to sell the underlying instrument at a specified future date. The price at which the purchase or sale will take place is fixed at the time the contract is entered into. Some currently available contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities such as S&P 500. Futures contracts can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the party had sold) at the current price as determined on the futures exchange.

      As the purchaser or seller of a futures contract, a Fund would not be required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, the Fund would be required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 10% or less of the value of the futures contract. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin is in the nature of a good faith deposit or performance bond, and would be returned to that Fund when the futures position is terminated, after all contractual obligations have been satisfied. Initial margin may be maintained either in cash or appropriate liquid securities.

      The value of a futures contract tends to increase and decrease with the value of the underlying instrument. The purchase of a futures contract will tend to increase exposure to positive and negative price fluctuations in the underlying instrument in the same manner as if the underlying instrument had been purchased directly. By contrast, the sale of a futures contract will tend to offset both positive and negative market price changes.

      As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the Fund, (i.e., the Fund's futures position declines in value), the Fund may be required to make payments to the FCM, and, conversely, the Fund may be entitled to receive payments from the FCM if the value of the Fund's futures position increases. This process is known as "marking-to-market" and takes place on a daily basis. Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

OPTIONS ON SECURITIES, INDEXED SECURITIES AND FUTURES CONTRACTS

      PURCHASING PUT OR CALL OPTIONS By purchasing a put (or call) option, a Fund obtains the right (but not the obligation) to sell (or buy) the underlying instrument at a fixed strike price. The option's underlying instrument may be a specific security, an indexed security or a futures contract. The option may give the Fund the right to sell (or buy) only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium).

      A Fund may terminate its position in an option it has purchased by allowing the option to expire, closing it out in the secondary market at its current price, if a liquid secondary market exists, or by exercising it. If the option is allowed to expire, the Fund will lose the entire premium paid.

      WRITING PUT OR CALL OPTIONS By writing a put (or call) option, a Fund takes the opposite side of the transaction from the option's purchaser (or seller). In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument (or to sell or deliver the option's underlying instrument) if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts.

      Before exercise, a Fund may seek to terminate its position in an option it has written by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

OVER-THE-COUNTER AND EXCHANGE-TRADED OPTIONS

      Each Fund may purchase and write both over-the-counter ("OTC") and exchange-traded options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra-party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make/take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund, as well as the loss of the expected benefit of the transaction. Currently, options on debt securities are primarily traded on the OTC market. Exchange markets for options on debt securities exist, but the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.

      Value Trust and Total Return Trust each may invest up to 10% and Special Investment Trust, Balanced Trust and Small-Cap Value may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" includes purchased OTC options. Assets used as cover for OTC options written by the Fund also will be deemed illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

COVER FOR OPTIONS AND FUTURES STRATEGIES

      No Fund will use leverage in its hedging strategies involving options and futures contracts. Each Fund will hold securities, options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. No Fund will enter into hedging strategies involving options and futures contracts that expose the Fund to an obligation to another party unless it owns either (i) an offsetting ("covered") position in securities, options or futures contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed. Securities, options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede the portfolio management or the Fund's ability to meet redemption requests or other current obligations.

RISKS OF FUTURES AND RELATED OPTIONS TRADING

      Successful use of futures contracts and related options depends upon the ability of the adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as result from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are subject to the hedge, the hedge will not be fully effective; however, if the price of the securities being hedged has moved in an unfavorable direction, a Fund normally would be in a better position than if it had not hedged at all. If the price of securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

      Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, a Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. A Fund may also be unable to dispose of securities or other instruments being used as "cover" during such a period.

RISKS OF OPTIONS TRADING

      The success of each Fund's option strategies depends on many factors, the most significant of which is the adviser's ability to assess movements in the overall securities and interest rate markets.

      The exercise price of the options may be below, equal to or above the current market value of the underlying securities or indexes. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

      A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions with respect to OTC options may be effected only by negotiating directly with the other party to the option contract. Although each Fund will enter into OTC options with dealers capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Fund may be unable to liquidate or exercise an OTC option, and could suffer a loss of its premium. Also, the contra-party, although solvent, may refuse to enter into closing transactions with respect to certain options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to that Fund. For example, because each Fund must maintain a covered position with respect to any call option it writes on a security or index, a Fund may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      Options on indexes are settled exclusively in cash. If a Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself, and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

      Each Fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs.

ADDITIONAL LIMITATIONS ON FUTURES AND OPTIONS

      As a non-fundamental policy, each Fund will write a put or call on a security only if (a) the security underlying the put or call is permitted by the investment policies of that Fund, and (b) the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold does not exceed 25% of that Fund's net assets.

      Under regulations adopted by the Commodity Futures Trading Commission ("CFTC"), futures contracts and related options may be used by each Fund (a) for hedging purposes, without quantitative limits, and (b) for other purposes to the extent that the amount of margin deposit on all such non-hedging futures contacts owned by the Fund, together with the amount of premiums paid by that Fund on all such non-hedging options held on futures contracts, does not exceed 5% of the market value of that Fund's net assets.

      The foregoing limitations, as well as those set forth in the prospectus regarding each Fund's use of futures and related options transactions, do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options, such as rights, certain debt securities and indexed securities.

      The above limitations on each Fund's investments in futures contracts and options may be changed as regulatory agencies permit. However, each Fund will not modify the above limitations to increase its permissible futures and options activities without supplying additional information, as appropriate, in a current Prospectus or Statement of Additional Information.

FORWARD CURRENCY CONTRACTS

      Each  Fund  may  use  forward   currency   contracts  to  protect  against
uncertainty in the level of future exchange rates. No Fund will speculate with forward currency contracts or foreign currencies.

      Each Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      Each Fund also may use forward currency contracts in connection with portfolio positions to lock-in the U.S. dollar value of those positions or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

      At or before the maturity date of a forward currency contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in a foreign currency will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver under the forward contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Each Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities or other appropriate liquid securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. Each Fund will deal only with banks, broker/dealers or other financial institutions which the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOR EACH FUND:

PORTFOLIO LENDING

      Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each Fund presently does not intend to lend more than 5% of its portfolio securities at any given time.

REPURCHASE AGREEMENTS

      When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in repurchase agreement and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Board of Directors.

      Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Funds will not enter into repurchase agreements of more than seven days' duration if more than 15% of net assets (with respect to American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value) or more than 10% of net assets (with respect to Value Trust and Total Return Trust) would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited. However, each Fund has adopted standards for the parties with whom it may enter into repurchase agreements, including monitoring by each Fund's adviser of the creditworthiness of such parties which the Fund's Board of Directors believes are reasonably designed to assure that each party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

      When a Fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by a custodian bank or an approved securities depository or book-entry system.

                           ADDITIONAL TAX INFORMATION

      The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any federal, state or local taxes that might apply to them.

GENERAL

      For federal tax purposes, each Fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain and any net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If any fund failed to qualify for treatment as a RIC for any taxable year, (i) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (ii) the shareholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends and other distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Fund may not exceed the aggregate dividends received by that Fund for the taxable year from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain made by any Fund do not qualify for the dividends-received deduction.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

      Each  Fund  may  invest  in  the  stock  of  "passive  foreign  investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO
RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each Fund may elect to "mark-to-mark" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain

PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

OPTIONS, FUTURES, FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCIES

      The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options derived by American Leading Companies, or from options, futures and forward currency contracts derived by each other Fund, with respect to its business of investing in securities or foreign currencies -- will qualify as permissible income under the Income Requirement.

      Certain futures and foreign currency contracts in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of each taxable year other than contracts with respect to which the Fund has made a "mixed straddle election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value), with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and sixty percent of any net realized gain or loss on section 1256 contracts actually sold by the Fund during the year will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

      When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, the Fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle; in addition, these rules may apply to postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

      If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      To the extent a fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see above); (c) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (d) the transaction is described as a conversion transaction in future regulations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Each Fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason. Navigator Shares are currently offered for sale only to Institutional Clients, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.

FUTURE FIRST SYSTEMATIC INVESTMENT PLAN AND TRANSFER OF FUNDS FROM FINANCIAL INSTITUTIONS

      If you invest in Primary Shares, the Prospectus for those shares explains that you may buy Primary Shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each Fund's transfer agent, to transfer funds each month from your Legg Mason account or from your checking account to be used to buy Primary Shares at the per share net asset value determined on the day the funds are sent from your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

      Investors in Primary Shares may also buy Primary Shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a Fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

SYSTEMATIC WITHDRAWAL PLAN

      If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., eastern time) ("close of the Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

      Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. No Fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

OTHER INFORMATION REGARDING REDEMPTION

      The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by a Fund or its distributor except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of each Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

      Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the Fund's shareholders as a whole.

                            VALUATION OF FUND SHARES

      Net asset value of a Fund share is determined daily for each Class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the NASDAQ Stock Market securities are normally valued at last sale prices. Other over-the-counter securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the appropriate Fund's Board of Directors. Premiums received on the sale of call options are included in the net asset value of each Class, and the current market value of options sold by a Fund will be subtracted from net assets of each Class.

                             PERFORMANCE INFORMATION

      The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in each Fund at commencement of operations of each class of Fund shares. The tables assume that all dividends and other distributions are reinvested in each respective Fund. They include the effect of all charges and fees applicable to the respective class of shares the Fund has paid. (There are no fees for investing or reinvesting in the Funds imposed by the Funds, and there are no redemption fees.) They do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical, and is not intended to indicate any Fund's future performance.

VALUE TRUST:

PRIMARY SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1983*              $16,160                    $   241              $16,401
1984                18,870                        555               19,425
1985                23,583                      1,100               24,683
1986                32,556                      1,954               34,510
1987                35,503                      2,421               37,924
1988                32,268                      2,461               34,729
1989                37,650                      3,459               41,109
1990                39,891                      4,399               44,290
1991                37,701                      5,313               43,014
1992                44,210                      7,204               51,414
1993                50,184                      8,819               59,003
1994                52,789                      9,548               62,337
1995                57,817                     10,610               68,427
1996                82,356                     14,870               97,226
1997               110,379                     19,502              129,881
1998               172,493?                    29,268?             201,761
1999               259,794                     42,708              302,502

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

* April 16, 1982 (commencement of operations) to March 31, 1983.


NAVIGATOR SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1995*               $10,805                    $    6              $10,811
1996                 15,249                       268               15,517
1997                 20,323                       619               20,942
1998                 31,713                     1,146               32,859
1999                 48,038                     1,688               49,726


* December 1, 1994 (commencement of operations) to March 31, 1995.


      With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $146,180, and the investor would have received a total of $29,223 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $39,707, and the investor would have received a total of $4,062 in distributions. If the adviser had not waived certain fees in the 1983-1999 fiscal years, returns would have been lower.

TOTAL RETURN TRUST:

PRIMARY SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1986*               $10,780                         -              $10,780
1987                 11,673                    $  211               11,884
1988                 10,295                       380               10,675
1989                 11,690                       603               12,293
1990                 11,875                       846               12,721
1991                 11,499                     1,216               12,715
1992                 13,885                     1,830               15,715
1993                 16,234                     2,605               18,839
1994                 16,637                     3,064               19,701
1995                 16,593                     3,482               20,075
1996                 21,342                     5,194               26,536
1997                 26,102                     6,890               32,992
1998                 37,430                     9,565               46,995
1999                 34,742                     8,903               43,175


* November 21, 1985 (commencement of operations) to March 31, 1986.

NAVIGATOR SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1995*               $10,203                      $160              $10,363
1996                 13,106                       668               13,774
1997                 15,989                     1,321               17,310
1998                 22,606                     2,311               24,917
1999                 20,509                     2,619               23,128


* December 1, 1994 (commencement of operations) to March 31, 1995.

      With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $21,690, and the investor would have received a total of $10,332 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $16,643, and the investor would have received a total of $5,056 in distributions. If the adviser had not waived certain fees in the 1986-1995 fiscal years, returns would have been lower.


SPECIAL INVESTMENT TRUST:

PRIMARY SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1986*               $11,530                         -               $11,530
1987                 13,051                    $   23                13,074
1988                 11,107                       113                11,220
1989                 12,982                       144                13,126
1990                 14,890                       253                15,143
1991                 17,777                       615                18,392
1992                 21,249                       905                22,154
1993                 23,528                       953                24,481
1994                 28,511                     1,197                29,708
1995                 26,707                     1,108                27,815
1996                 34,291                     1,442                35,733
1997                 38,345                     1,526                39,871
1998                 54,898                     2,070                56,968
1999                 64,288                     2,230                66,518


* December 30, 1985 (commencement of operations) to March 31, 1986.

NAVIGATOR SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1995*               $10,481                         -               $10,481
1996                 13,489                      $121                13,610
1997                 15,224                       129                15,353
1998                 21,996                       177                22,173
1999                 25,948                       193                26,141


* December 1, 1994 (commencement of operations) to March 31, 1995.


      With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $38,820, and the investor would have received a total of $10,646 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $21,313, and the investor would have received a total of $3,249 in distributions. If the adviser had not waived certain fees in the 1986-1998 fiscal years, returns would have been lower.


AMERICAN LEADING COMPANIES:

PRIMARY SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1994*                $9,690                     $  24                $9,714
1995                 10,180                       140                10,320
1996                 12,230                       283                12,513
1997                 15,242                       366                15,608
1998                 20,658                       442                21,100
1999                 24,713                       506                25,219


* September 1, 1993 (commencement of operations) to March 31, 1994.

NAVIGATOR SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1997*               $11,428                       $88               $11,516
1998                 15,602                       110                15,742
**1999              -------                       ---               -------


* October 4, 1996 (commencement of operations) to March 31, 1997.
**

        With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $20,380, and the investor would have received a total of $3,295 in distributions.

BALANCED TRUST:

PRIMARY SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1997*               $10,160                       $42               $10,202
1998                 12,749                       289                13,038
1999                 12,241                       473                12,687


* October 4, 1996 (commencement of operations) to March 31, 1997.


      If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $11,980, and the investor would have received a total of $630 in distributions. If the adviser had not waived certain fees in the fiscal years ended March 31, 1997 and 1998, returns would have been lower.


      The table above is based only on Primary Shares of Balanced Trust. As of the date of this Statement of Additional Information, Navigator Shares of Balanced Trust have no performance history of their own.

SMALL-CAP VALUE TRUST:

PRIMARY SHARES

              Value of Original Shares     Value of Shares
              Plus Shares Obtained         Acquired Through
              Through Reinvestment of      Reinvestment of Income
Fiscal Year   Capital Gain Distributions   Dividends                Total Value
--------------------------------------------------------------------------------

1999*


* June 15, 1998 (commencement of operations) to March 31, 1999.


If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been $______________, and the investor would have received a total of $_________________ in distributions.

NAVIGATOR SHARES


                   Value of Original Shares   Value of Shares
                   Plus Shares Obtained       Acquired Through
                   Through Reinvestment of    Reinvestment of
Fiscal Year        Capital Gain Distributions Income Dividends       Total Value
--------------------------------------------------------------------------------

1999*


* June 19, 1998 (commencement of operations) to March 31, 1999.


If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1999 would have been
$___________________, and the investor would have received a total of $________________ in distributions.

TOTAL RETURN CALCULATIONS

      Average  annual total return  quotes used in each Fund's  advertising  and
other  promotional  materials  ("Performance   Advertisements")  are  calculated
separately for each Class according to the following formula:

            P(1+T)n =   ERV
where:      P                 =     a hypothetical initial payment of $1,000
            T                 =     average annual total return
            n                 =     number of years
            ERV               =     ending redeemable value of a
                                    hypothetical $1,000 payment made at
                                    the beginning of that period

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

      From time to time each Fund may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Funds invest in many securities that are not included in the S&P 500.

      Each Fund may also cite rankings and ratings, and compare the return of a Class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

      Each Fund may compare the investment return of a Class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Fund shares are not insured, the value of Fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

      Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

      In advertising, each Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Fund may use other recognized sources as they become available.

      Each Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

      Each Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

      Each Fund may also include in advertising biographical information on key investment and managerial personnel.

      Each Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low price levels.

      Each Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of approximately $89 billion as of March 31, 1999.

      In advertising, each Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

      Lipper Analytical Services, Inc., an independent rating service which measures the performance of most U.S. mutual funds, reported that Value Trust's total return of Primary Shares ranked among general equity funds it measured during the one year ended April 30, 1999. For the five years ended April 30, 1999, Value Trust's total return ranked among equity funds and for the ten years ended April 30, 1999, Value Trust's total return ranked among general equity funds. Of course, there can be no assurance that results similar to those achieved by Value Trust in the past will be realized in future periods. Rankings may have been different if the adviser had not waived certain fees during the periods in question.


                 TAX-DEFERRED RETIREMENT PLANS - PRIMARY SHARES

      In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries of those plans until the income is distributed to them. Primary Share investors who are considering establishing an IRA, SEP, SIMPLE or other qualified retirement plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in those plans with respect to Primary Shares through regular payroll deductions may be arranged with a Legg Mason or affiliated financial advisor and your employer. Additional information with respect to these plans is available upon request from any Financial Advisor or Service Provider.

      TRADITIONAL IRA. Certain Primary Share investors may obtain tax advantages by establishing IRAs. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed

$2,000.   If  your  employer's  plan  qualifies  as  a  SEP,  permits  voluntary contributions and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

      Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your Fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

      ROTH IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

      Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

      EDUCATION IRA. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than the maximum amount allowable under current law (currently $500) may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).

SIMPLIFIED EMPLOYEE PENSION PLAN -- SEP

      Legg Mason makes available to corporate and other employers a SEP for investment in Primary Shares.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

      An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

      Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Share investors should consult their plan administrator or tax advisor for further information.

                             MANAGEMENT OF THE FUND

      Each Fund's officers are responsible for the operation of the Fund under the direction of the Board of Directors. The officers and directors of the Funds and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are "interested persons" of the Funds as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

      RAYMOND A. MASON* [9/28/36], CHAIRMAN OF THE BOARD AND DIRECTOR OF VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST; Chairman of the Board and President of Legg Mason, Inc. (financial services holding company); Director of Environmental Elements Corporation (manufacturer of pollution control equipment); Officer and/or Director of various other affiliates of Legg Mason.

      JOHN F. CURLEY, JR.* [7/24/39], PRESIDENT AND DIRECTOR OF VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST; CHAIRMAN OF THE BOARD AND DIRECTOR OF INVESTORS TRUST; Retired Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Chairman of the Board and Director of three Legg Mason funds; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Trustee of one Legg Mason fund. Formerly: Director of Legg Mason Fund adviser, Inc. ("LMFA") and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.

      RICHARD G. GILMORE [6/9/27], DIRECTOR OF EACH FUND; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of five other Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

      ARNOLD  L.  LEHMAN  [7/18/44],  DIRECTOR  OF EACH  FUND;  Director  of the
Brooklyn  Museum  of Art;  Director/Trustee  of five  other  Legg  Mason  funds.
Formerly: Director of the Baltimore Museum of Art.

      JILL E. McGOVERN [8/29/44], DIRECTOR OF EACH FUND; 400 Seventh Street NW, Washington, DC. Chief Executive Officer of the Marrow Foundation. Director/Trustee of five other Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); and Senior Assistant to the President of The Johns Hopkins University (1986-1991).

      T. A. RODGERS [10/22/34], DIRECTOR OF EACH FUND; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of five other Legg Mason funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

      EDWARD A. TABER, III* [8/25/43], DIRECTOR OF EACH FUND; PRESIDENT OF THE TRUST; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of LMFA; President and/or Director/Trustee of four Legg Mason funds.

      The executive officers of the Funds, other than those who also serve as directors, are:

      MARIE K. KARPINSKI* [1/1/49], VICE PRESIDENT AND TREASURER OF EACH FUND; Treasurer of the adviser; Vice President and Treasurer of six other Legg Mason funds; Vice President of Legg Mason.

      KATHI D. BAIR* [12/15/64], SECRETARY AND/OR ASSISTANT TREASURER OF EACH FUND; Secretary/Assistant Treasurer of five other Legg Mason funds.

      SUSAN L. SILVA* [3/29/67], ASSISTANT SECRETARY OF EACH FUND; Assistant Secretary of one other Legg Mason fund; employee of Legg Mason since January 1994.

      The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore, Lehman, Rodgers and Dr. McGovern.

      Officers and directors of a Fund who are "interested persons" of the Fund receive no salary or fees from the Fund. Each Director of a Fund who is not an interested person of the Fund ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of each Fund at December 31, of the previous year.

      On May 1, 1999, the directors and officers of each Fund beneficially owned in the aggregate less than 1% of that Fund's outstanding shares.

      On May 1, 1999, the Legg Mason Profit Sharing Plan and Trust, 7 East Redwood Street, Baltimore, MD 21202 owned of record and beneficially the following percentages of the outstanding shares of the Navigator Classes:


Navigator Class of Value Trust                              %
Navigator Class of Total Return Trust                       %
Navigator Class of Special Investment Trust                 %


      On May 1, 1999, Wood County Trust Co, 181 2nd Street South, Wisconsin Rapids, WI 54494, owned of record and beneficially ____% of the outstanding shares of the Navigator Class of Value Trust. As of the same date, State Street Bank & Trust Company, Trustee for the NCR Savings Plan, One Enterprise Drive, North Quincy, MA, owned of record and beneficially ____% of the outstanding shares of the Navigator Class of Value Trust.

      As of the same date, SMICO & CO, P.O. Box 307, Smith Center, Kansas 66967, owned of record and beneficially ____% of the outstanding shares of the Navigator Class of American Leading Companies.


      The  following  table  provides  certain   information   relating  to  the
compensation of the Funds' directors for the fiscal year ended March 31, 1999. None of the Legg Mason funds has any retirement plan for its directors.

COMPENSATION TABLE

                                                 AGGREGATE       AGGREGATE
                 AGGREGATE       AGGREGATE       COMPENSATION    COMPENSATION   TOTAL COMPENSATION
NAME OF PERSON   COMPENSATION    COMPENSATION    FROM SPECIAL    FROM           FROM EACH FUND AND
AND POSITION     FROM VALUE      FROM TOTAL      INVESTMENT      INVESTORS      FUND COMPLEX PAID
                 TRUST*          RETURN TRUST*   TRUST*          TRUST*         TO DIRECTORS**

Raymond A.
Mason -
Chairman of
the Board
and Director     None            None            None            None           None

John F.
Curley, Jr. -
President and
Director         None            None            None            None           None

Edward A.
Taber, III -
Director         None            None            None            None           None

Richard G.       $3,340          $2,283          $3,340          $2,285         $35,100
Gilmore -
Director

Charles F.       $3,340          $2,283          $3,340          $2,285         $25,800
Haugh -
Director

Arnold L.        $3,340          $2,283          $3,340          $2,285         $30,600
Lehman -
Director

Jill E.          $3,340          $2,283          $3,340          $2,285         $35,100
McGovern -
Director

T. A. Rodgers-   $3,340          $2,283          $3,340          $2,285         $35,100
Director



  * Represents fees paid to each director during the fiscal year ended March 31, 1999.

  ** Represents  aggregate  compensation  paid  to  each  director  during  the calendar year ended December 31, 1998. There are eleven open-end investment companies in the Legg Mason Complex (with a total of twenty funds).


                      THE FUNDS' INVESTMENT ADVISER/MANAGER

      LMFA, a Maryland Corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason, Bartlett and Legg Mason Capital Management, Inc. ("LMCM"). LMFA serves as manager and investment adviser to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies and as manager to Balanced Trust and Small-Cap Value under separate Management Agreements with each Fund ("Management Agreement"). The Management Agreement for Value Trust originally became effective as of April 19, 1982 and was last approved by the shareholders of Value Trust on July 20, 1984. The Management Agreement for Total Return Trust originally became effective as of August 5, 1985 and was last approved by the shareholders of Total Return Trust on July 17, 1986. The Management Agreement for Special Investment Trust originally became effective as of December 10, 1985 and was last approved by the shareholders of Special Investment Trust on July 17, 1986. The Management Agreement for American Leading Companies originally became effective as of August 2, 1993. The Management Agreement for Balanced Trust became effective on July 31, 1996. The Management Agreement for Small-Cap Value became effective on May 1, 1998.

      The Management Agreements for each Fund (other than Small-Cap Value) were most recently approved by each Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund or LMFA, on November 7, 1997. The Management Agreement for Small-Cap Value was approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, Brandywine, or LMFA, on February 13, 1998.

      Each Management Agreement provides that, subject to overall direction by the Fund's Board of Directors, LMFA manages or oversees the investment and other affairs of each Fund. LMFA is responsible for managing each Fund consistent with the Fund's investment objective and policies described in its Prospectuses and this Statement of Additional Information. LMFA also is obligated to (a) furnish the Fund with office space and executive and other personnel necessary for the operation of each Fund; (b) supervise all aspects of each Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to each Fund's officers and directors. In addition, LMFA paid Value Trust's, Total Return Trust's and Special Investment Trust's organizational expenses and has agreed to reimburse Value Trust and Special Investment Trust for auditing fees and compensation of those Funds' independent directors. LMFA and its affiliates pay all compensation of directors and officers of each Fund who are officers, directors or employees of LMFA. Each Fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to Legg Mason, each Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. Each Fund may also have an obligation to indemnify its directors and officers with respect to litigation.

      LMFA receives for its services to each Fund a management fee, calculated daily and payable monthly. LMFA receives from Value Trust and Special Investment Trust a management fee at an annual rate of 1% of the average daily net assets of that Fund for the first $100 million of average daily net assets, 0.75% of average daily net assets between $100 million and $1 billion, and 0.65% of average daily net assets exceeding $1 billion. LMFA receives from Total Return Trust a management fee at an annual rate of 0.75% of the average daily net assets of that Fund. LMFA receives from American Leading Companies a management fee at an annual rate of 0.75% of the average daily net assets of that Fund. LMFA receives from Balanced Trust a management fee at an annual rate of 0.75% of the average daily net assets of that Fund. LMFA receives from Small-Cap Value a management fee at an annual rate of 0.85% of the average daily net assets of that Fund. LMFA has agreed to waive its fees for Total Return Trust, American Leading Companies, Balanced Trust and Small-Cap Value for expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts: for Total Return Trust and American Leading Companies, 1.95% of average net assets attributable to Primary Shares indefinitely; for Balanced Trust, 1.85% of average net assets attributable to Primary Shares until ____________; and for Small-Cap Value, 2.00% of average net assets attributable to Primary Shares until ____________.

LMFA has agreed to waive its fees for Total Return Trust, American Leading Companies, Balanced Trust and Small-Cap Value for expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts: for Total Return Trust and American Leading Companies, 0.95% of average net assets attributable to Navigator Shares indefinitely; for Balanced Trust, 1.10% of average net assets attributable to Navigator Shares until ____________; and for Small-Cap Value, 1.00% of average net assets attributable to Navigator Shares until ____________.

      For the fiscal years ended March 31, 1999, 1998 and 1997, management fees of $45,014,441, $24,282,523, and $13,199,924, respectively were received from
Value Trust; $4,952,596, $4,031,818, and $2,404,297, respectively, were received from Total Return Trust; and $11,608,871, $9,875,632, and $7,272,943,
respectively, were received from Special Investment Trust.

      For the fiscal years ended March 31, 1999, 1998 and 1997, LMFA received management fees of $1,655,396, $1,190,729 (prior to fees waived of $69,496), and $643,329 (prior to fees waived of $94,059), respectively, from American Leading Companies.

      For the fiscal years ended March 31, 1999, and 1998 LMFA received management fees of $419,683 (prior to fees waived of $25,964) and $215,415 (prior to fees waived of $83,278) respectively for Balanced Trust. For the period October 1, 1996 (commencement of operations) to March 31, 1997, all management fees were waived by LMFA for Balanced Trust.

      [For the period June 15, 1998 (commencement of operations) to December 31, 1998, LMFA received management fees of $_____________ from Small-Cap Value.]

      Under each Advisory Agreement or (with respect to Balanced Trust and Small-Cap Value) Management Agreement, each Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFA.

      LMCM, 100 Light Street, Baltimore, MD 21202, an affiliate of Legg Mason, also serves as an investment adviser to American Leading Companies pursuant to an Investment Advisory Agreement dated August 2, 1993, between LMCM and LMFA ("Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of Investors Trust, LMFA or LMCM, on November 7, 1997. The Advisory Agreement was approved by LMFA, Inc., as the Fund's sole shareholder, on August 2, 1993.

      Under the Advisory Agreement, LMCM may provide the Fund with research and investment advisory services for which LMFA (not the Fund) may pay a fee. Currently, LMCM is not providing any services to the Fund.

      For the fiscal years ended March 31, 1999, 1998 and 1997, LMFA paid $______________, $610,704, and $219,733, respectively, to LMCM on behalf of the
Fund for such services.

      Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, an affiliate of Legg Mason, serves as investment adviser to Balanced Trust pursuant to an Investment Advisory Agreement dated July 31, 1996, between Bartlett and LMFA ("Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, Bartlett or the Manager, on November 7, 1997. The Advisory Agreement was approved by LMFA, as the Fund's sole shareholder, on July 31, 1996.

      Under the Advisory Agreement, Bartlett is responsible, subject to the general supervision of the Manager and the Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For

Bartlett's services to the Fund, the Manager (not the Fund) pays Bartlett a fee, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by the Manager from the Fund, net of any waivers by the Manager.

      For the fiscal year ended March 31, 1999 and 1998, Bartlett received $_______________ and $88,092 respectively in advisory fees on behalf of Balanced Trust. For the period October 1, 1996 (commencement of operations) to March 31, 1997, Bartlett waived its advisory fees.


      Brandywine Asset Management, Inc. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware, an affiliate of Legg Mason, serves as investment adviser to Small-Cap Value pursuant to an Investment Advisory Agreement dated May 1, 1998, between Brandywine and LMFA ("Advisory Agreement"). The Advisory Agreement was approved by LMFA as the Fund's sole shareholder, on May 28, 1998.

      Under the Advisory Agreement, Brandywine is responsible, subject to the general supervision of LMFA and Investors Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Brandywine's services to the Fund, LMFA (not the Fund) pays Brandywine a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the Fund's average daily net assets or 58.8% of the fee received by LMFA from the Fund, net of any waivers by LMFA.

      Under each Advisory Agreement and (with respect to Balanced Trust and Small-Cap Value) Management Agreement, LMFA/LMCM/Bartlett/Brandywine will not be liable for any error of judgment or mistake of law or for any loss by a Fund in connection with the performance of the Advisory Agreement or Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

      Each Advisory Agreement and (with respect to Balanced Trust and Small-Cap Value) Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the respective Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by LMFA/LMCM/Bartlett/Brandywine, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement.

      To mitigate the possibility that a Fund will be affected by personal trading of employees, each Corporation and LMFA have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      The  portfolio  turnover  rate is  computed  by  dividing  the  lesser  of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the fiscal years ended March 31, 1999 and 1998, the portfolio turnover rates for Value Trust were 19.3% and 12.9%, respectively; the portfolio turnover rates for Total Return Trust were 44.2% and 20.6%, respectively; the portfolio turnover rates for Special Investment Trust were 47.8% and 29.8%, respectively; and the portfolio turnover rates for American Leading Companies were 47.6% and 51.4%, respectively. And, the portfolio turnover rates for Balanced Trust were 50.0% and 34.5%, respectively. For the period June 15, 1998 to March 31, 1999, the portfolio turnover rate for Small-Cap Value Trust was 29.5% (annualized).

      Under the Advisory Agreement with each Fund, each Fund's adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions to brokers who provide research and analysis. Each Fund may not always pay the lowest commission or spread available. Rather, in placing orders for a Fund each Fund's adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

      Consistent with the policy of most favorable price and execution, each Fund's adviser may give consideration to research, statistical and other services furnished by brokers or dealers to each Fund's adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each Fund's adviser in connection with services to clients other than the Fund whose brokerage generated the service. LMFA's/Bartlett's/Brandywine's fee is not reduced by reason of its receiving such brokerage and research services.

      From time to time each Fund may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, each Fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

      For the fiscal years ended March 31, 1999, 1998 and 1997, Legg Mason received $________, $3,120, and $0 from Value Trust, $______________, $1,134, and $0 from Total Return Trust, and $_________________, $0, and $0, respectively, from Special Investment Trust. Value Trust paid total brokerage commissions of $ 432,152 $1,360,133, and $693,443, respectively; Total Return Trust paid total brokerage commissions of $83,104, $477,779, and $386,786, respectively; and Special Investment Trust paid total brokerage commissions of $2,824,033, $1,333,903, and $1,066,917, respectively, during the fiscal years ended March 31, 1999, 1998 and 1997.

      For the fiscal years ended March 31, 1999, 1998 and 1997, American Leading Companies paid total brokerage commissions of $365,317,644, $203,625, and $120,631, respectively. Legg Mason received no brokerage commissions from American Leading Companies for the same periods.

      For the fiscal year ended March 31, 1999, and 1998 Balanced Trust paid total brokerage commissions of $____________________ and $34,738 respectively. For the period October 1, 1996 (commencement of operations) to March 31, 1997, Balanced Trust paid total brokerage commissions of $23,144. Legg Mason received no brokerage commissions from Balanced Trust for the same periods.

      [For the period June 15, 1998 (commencement of operations) to March 31, 1999, Small-Cap Value paid total brokerage commissions of $________. Legg Mason received no brokerage commissions from Small-Cap Value for that same period.]

      Except as permitted by SEC rules or orders, each Fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. Each Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit each Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that: a Fund together with all other registered investment companies having the same adviser, may not purchase more than 25% of the principal amount of the offering of such class . In addition, a Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

      Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the Funds, unless the affiliate expressly consents by written contract. Each Fund's Advisory Agreement expressly provides such consent.

      Among the broker-dealers regularly used by each respective Fund during the fiscal year ended March 31, 1999, Value Trust at that date owned shares of the following parent companies: 1,654,000 shares of The Bear Stearns Companies, Inc. at a market value of $84,961,000; Total Return Trust at that date owned shares of the following parent companies: 397,000 shares of The Bear Stearns Companies, Inc. at a market value of $20,382,000; Special Investment Trust at that date owned shares of the following parent companies: 551,000 shares of The Bear Stearns Companies, Inc. at a market value of $28,320,000. American Leading Companies, Balanced Trust [and Small-Cap Value] held no shares of their regular broker-dealers. Investment decisions for each Fund are made independently from those of other funds and accounts advised by LMFA, Bartlett or Brandywine. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.


                             THE FUNDS' DISTRIBUTOR

      Legg Mason acts as distributor of the Funds' shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense), and for supplementary sales literature and advertising costs.

      Each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. Under the Plans, the aggregate fees may not exceed an annual rate of each Fund's average daily net assets attributable to Primary Shares as follows: 1.00% for Total Return Trust, Special Investment Trust, American Leading Companies and Small-Cap Value; 0.75% for Balanced Trust and 0.95% for Value Trust. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of Shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Shares only.

      The Plans were most recently approved by the shareholders of Value Trust on July 20, 1984 and on July 17, 1986 for both the Total Return Trust and Special Investment Trust. The Plans were approved by LMFA, as sole shareholder of: American Leading Companies, on August 2, 1993 and Balanced Trust, on October 7, 1996 [and Small-Cap Value on _________]. The Plans of Value Trust, Total

Return Trust and Special Investment Trust were amended, effective July 1, 1993, to make clear that, of the aggregate 1.00% fees with respect to Total Return Trust and Special Investment Trust, 0.75% is paid for distribution services and 0.25% is paid for ongoing services to shareholders; and with respect to Value Trust, 0.70% is paid for distribution services and 0.25% is paid for ongoing services to shareholders. The amendments also specify that each Fund may not pay more in cumulative distribution fees than 6.25% of total new gross assets attributable to Primary Shares, plus interest, as specified in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Legg Mason may pay all or a portion of the fee to its financial advisors. Continuation of the Plans was most recently approved on November 7, 1997 by the Board of Directors of each respective Fund including a majority of the directors who are not "interested persons" of each Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors").

      With respect to Primary Shares, Legg Mason has also agreed to waive its fees for Total Return Trust, American Leading Companies, Balanced Trust and Small-Cap Value as described under "The Funds' Investment Adviser/Manager."

      In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the respective Fund and its Primary Class shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the Fund's Primary Class shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of each Fund's Primary Shares would be likely to maintain or increase the amount of compensation paid by that Fund to the adviser/LMFA.

      In considering the costs of the Plans, the directors gave particular attention to the fact that any payments made by a Fund to Legg Mason under the Plan would increase the Fund's level of expenses in the amount of such payments. Further, the directors recognized that the adviser/LMFA would earn greater management fees if a Fund's assets were increased, because such fees are calculated as a percentage of a Fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

      Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to each Fund's Primary Shares and to maintain and enhance the level of services they provide to each Fund's Primary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by each Fund in connection with its Plan. Furthermore, the investment management of each Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

      Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting Primary Shares. Any change in a Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

      In accordance with Rule 12b-1, each Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

      For the fiscal years ended March 31, 1999, 1998 and 1997, Value Trust paid Legg Mason $60,265,880, $32,477,903, and $16,863,796, respectively in distribution and service fees under the Plan, from assets attributable to Primary Shares. For the same fiscal years, Total Return Trust paid Legg Mason $6,436,510, $5,232,873, and $3,120,818, respectively; Special Investment Trust paid Legg Mason $12,733,789, $12,733,789, and $8,965,838, respectively; and
American Leading Companies paid Legg Mason $2,206,663, $1,587,015, and $857,522, respectively, in fees under the Plan. For the fiscal year ended March 31, 1999 and 1998, Balanced Trust paid Legg Mason $419,683, and $215,415 in fees under the Plan and for the period October 1, 1996 (commencement of operations) to March 31, 1997, Balanced Trust paid distribution and service fees of $45,587 (prior to fees waived of $26,398). For the period June 15, 1998 (commencement of operations) to March 31, 1999, Small-Cap Value paid distribution and service fees of $ ________.

      During the year ended March 31, 1999, Legg Mason incurred the following expenses with respect to Primary Shares:

                                                 Special      American
                                     Total       Investment   Leading     Balanced   Small
                        Value Trust  Return      Trust        Companies   Trust      Cap Value
                                     Trust                                           Trust*
                        ----------------------------------------------------------------------
Compensation to sales
personnel               $35,389,000  $3,987,000   $9,354,000  $1,268,000    $241,000  $144,000

Advertising                $431,000    $149,000     $142,000     $92,000    $122,000  $108,000

Printing and mailing
of prospectuses to
prospective
shareholders               $586,000    $207,000     $219,000    $119,000    $171,000   $99,000

Other                   $12,467,000  $2,231,000   $4,492,000  $1,192,000    $855,000  $606,000
                        ----------------------------------------------------------------------
Total expenses          $48,873,000  $6,574,000  $14,207,000  $2,671,000  $1,389,000  $957,000
                        ======================================================================

* June 15, 1998 (commencement of operations) to March 31, 1999.

      The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Primary Shares.

                            CAPITAL STOCK INFORMATION

      Value Trust has authorized capital of 500 million shares of common stock, par value $0.001 per share. Total Return Trust has authorized capital of 100 million shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 150 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of 500 million shares of par value $.001 per share of American Leading Companies, 250 million shares of par value $.001 per share of Balanced Trust and 100 million shares of par value $.001 per share of Small-Cap Value. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares - Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses and sales charges, which may affect performance.

      Investors may obtain more information concerning the Navigator Class from their financial advisor or any person making available to them shares of the Primary Class, or by calling 1-800-822-5544.

         THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

      State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each Fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUNDS' LEGAL COUNSEL

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036-1800, serves as counsel to each Fund.

                   THE FUNDS' INDEPENDENT ACCOUNTANTS/AUDITORS

      _________________.,  250 W. Pratt Street,  Baltimore,  MD 21201,  has been selected by the Directors to serve as independent accountants for Value Trust, Total Return Trust and Special Investment Trust. _______________, 2001 Market Street, Philadelphia, PA 19103, has been selected by the Directors to serve as independent auditors for Investors Trust.

                              FINANCIAL STATEMENTS

       The Statement of Net Assets as of March 31, 1999; the Statements of Operations for the year ended March 31, 1999; the Statements of Changes in Net Assets for the years ended March 31, 1999 and 1998; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of the Independent Accountants, each with respect to Value Trust, Total Return Trust and Special Investment Trust, are included in the combined annual report for the year ended March 31, 1999, and are hereby incorporated by reference in this Statement of Additional Information.

      The Statement of Net Assets as of March 31, 1999; the Statements of Operations for the year ended March 31, 1999; the Statements of Changes in Net Assets for the years ended March 31, 1999 and 1998; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of Independent Auditors, each with respect to American Leading Companies and Balanced Trust, are included in the combined annual report for the year ended March 31, 1999, and are hereby incorporated by reference in this Statement of Additional Information.

                                                                      Appendix A


                              RATINGS OF SECURITIES


DESCRIPTION  OF MOODY'S  INVESTORS  SERVICE,  INC.  ("MOODY'S")  CORPORATE  BOND
RATINGS:

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:

      AAA-This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

      AA -Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                    Legg Mason Special Investment Trust, Inc.

Part C.    Other Information
           ------------------

Item 23.   Exhibits
           --------
      (a)  (i)   Articles of Incorporation (2)
           (ii)  Articles of Amendment (dated April 24, 1992) (2)
           (iii) Articles Supplementary (dated August 1, 1994) (2)
      (b)  (i)   By-Laws as Amended and Restated (2)
           (ii)  Amendment to By-Laws (effective February 19, 1992) (2)
           (iii) Amendment to By-Laws (effective May 9, 1997) (2)
      (c)  Specimen Security -- not applicable
      (d)  Investment Advisory and Management Agreement (2)
      (e)  (i)   Amended Underwriting Agreement (1)
           (ii)  Dealer Agreement with respect to Navigator Shares (1)
      (f)  Bonus, profit sharing or pension plans - none
      (g)  (i)   Custodian Agreement (2)
           (ii)  Addendum dated February 9, 1988 (2)
           (iii) Addendum dated February 25, 1988 (2)
           (iv)  Addendum dated August 12, 1988 (2)
           (v)   Addendum dated May 25, 1996 (2)
      (h)  (i)   Transfer Agency and Service Agreement (2)
           (ii)  Credit Agreement (3)
      (i)  (i)   Opinion of Counsel (2)
           (ii)  Consent of Counsel - filed herewith
           (iii) Opinioon of Counsel with respect to Naviagor Shares - to be filed
      (j)  Accountant's consent - to be filed
      (k)  Financial statements omitted from Item 22 - none
      (l)  Agreements for providing initial capital (2)
      (m)  Amended Plan pursuant to Rule 12b-1(1)
      (n)  Financial Data Schedule - to be filed
      (o)  Plan Pursuant to Rule 18f-3 -- none

---------------
(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the initial Registration Statement, SEC File
    No. 33-1271, filed July 31, 1996.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 17 to the Registration Statement, SEC File No.
    33-1271, filed July 31, 1997.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 26 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed May 28, 1999.


Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

                None.


Item 25.  Indemnification
          ---------------

    This item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 18, SEC File No. 33-1271, filed May 29, 1998.

Item 26.  Business and Other Connections of Manager and Investment Adviser
          ----------------------------------------------------------------

    Legg Mason Fund Adviser, Inc. ("Fund Adviser"), the Registrant's investment adviser, is a registered investment adviser incorporated on January 20, 1982. Fund Adviser is engaged primarily in the investment advisory business. Fund Adviser also serves as investment adviser or manager to twenty open-end investment companies or portfolios. Information as to the officers and directors of Fund Adviser is included in its Form ADV filed on June 24, 1998 with the Securities and Exchange Commission (registration number 801-16958) and is incorporated herein by reference.


Item 27.  Principal Underwriters
          ----------------------

     (a)        Legg Mason Cash Reserve Trust
                Legg Mason Value Trust, Inc.
                Legg Mason Income Trust, Inc.
                Legg Mason Tax-Exempt Trust, Inc.
                Legg Mason Total Return Trust, Inc.
                Legg Mason Tax-Free Income Fund
                Legg Mason Global Trust, Inc.
                Legg Mason Investors Trust, Inc.
                Legg Mason Focus Trust, Inc.
                Legg Mason Light Street Trust, Inc.
                LM Institutional Fund Advisors I, Inc.
                LM Institutional Fund Advisors II, Inc.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

                             Position and           Positions and
Name and Principal           Offices with           Offices with
Business Address*            Underwriter - LMWW     Registrant
------------------           ------------------     -------------

Raymond A. Mason             Chairman of the        Chairman of the
                             Board                  Board and Director

John F. Curley, Jr.          Retired Vice Chairman  President and Director
                             of the Board

James W. Brinkley            President and          None
                             Director

Edmund J. Cashman, Jr.       Senior Executive       None
                             Vice President and
                             Director

Richard J. Himelfarb         Senior Executive Vice  None
                             President and
                             Director

Edward A. Taber III          Senior Executive Vice  Director
                             President and Director

                             Position and           Positions and
Name and Principal           Offices with           Offices with
Business Address*            Underwriter - LMWW     Registrant
------------------           ------------------     -------------

Robert A. Frank              Executive Vice         None
                             President and
                             Director

Robert G. Sabelhaus          Executive Vice         None
                             President and
                             Director

Charles A. Bacigalupo        Senior Vice            None
                             President,
                             Secretary and
                             Director

F. Barry Bilson              Senior Vice            None
                             President and
                             Director

Thomas M. Daly, Jr.          Senior Vice            None
                             President and
                             Director

Jerome M. Dattel             Senior Vice            None
                             President and
                             Director

Robert G. Donovan            Senior Vice            None
                             President and
                             Director

Thomas E. Hill               Senior Vice            None
One Mill Place               President and
Easton, MD  21601            Director

Arnold S. Hoffman            Senior Vice            None
1735 Market Street           President and
Philadelphia, PA  19103      Director

Carl Hohnbaum                Senior Vice            None
24th Floor                   President and
Two Oliver Plaza             Director
Pittsburgh, PA  15222

William B. Jones, Jr.        Senior Vice            None
1747 Pennsylvania            President and
 Avenue, N.W.                Director
Washington, D.C. 20006

Laura L. Lange               Senior Vice            None
                             President and
                             Director

Marvin H. McIntyre           Senior Vice            None
1747 Pennsylvania            President and
 Avenue, N.W.                Director
Washington, D.C.  20006

                             Position and           Positions and
Name and Principal           Offices with           Offices with
Business Address*            Underwriter - LMWW     Registrant
------------------           ------------------     -------------

Mark I. Preston              Senior Vice            None
                             President and
                             Director

Joseph Sullivan              Senior Vice            None
                             President and
                             Director

M. Walter D'Alessio, Jr.     Director               None
1735 Market Street
Philadelphia, PA  19103

W. William Brab              Senior Vice            None
                             President

Deepak Chowdhury             Senior Vice            None
255 Alhambra Circle          President
Coral Gables, FL  33134

Harry M. Ford, Jr.           Senior Vice            None
                             President

Dennis A. Green              Senior Vice            None
                             President

William F. Haneman, Jr.      Senior Vice            None
One Battery Park Plaza       President
New York, New York  10005

Theodore S. Kaplan           Senior Vice            None
                             President and
                             General Counsel

Seth J. Lehr                 Senior Vice            None
1735 Market St.              President
Philadelphia, PA  19103

Horace M. Lowman, Jr.        Senior Vice            None
                             President and
                             Asst. Secretary

Robert L. Meltzer            Senior Vice            None
One Battery Park Plaza       President
New York, NY  10004

Jonathan M. Pearl            Senior Vice            None
1777 Reisterstown Rd.        President
Pikesville, MD  21208

John A. Pliakas              Senior Vice            None
125 High Street              President
Boston, MA  02110

Gail Reichard                Senior Vice            None
                             President

Timothy C. Scheve            Senior Vice            None
                             President and
                             Treasurer

Elisabeth N. Spector         Senior Vice            None
                             President

Robert J. Walker, Jr.        Senior Vice            None
200 Gibraltar Road           President
Horsham, PA  19044

William H. Bass, Jr.         Vice President         None

Nathan S. Betnun             Vice President         None

John C. Boblitz              Vice President         None

Andrew J. Bowden             Vice President         None

D. Stuart Bowers             Vice President         None

Edwin J. Bradley, Jr.        Vice President         None

Scott R. Cousino             Vice President         None

Joseph H. Davis, Jr.         Vice President         None
1735 Market Street
Philadelphia, PA  19380

Terrence R. Duvernay         Vice President         None
1100 Poydras St.
New Orleans, LA 70163

John R. Gilner               Vice President         None

Richard A. Jacobs            Vice President         None

C. Gregory Kallmyer          Vice President         None

Marie K. Karpinski           Vice President         Vice President
                                                    and Treasurer

Edward W. Lister, Jr.        Vice President         None

Mark C. Micklem              Vice President         None
1747 Pennsylvania Ave.
Washington, DC  20006

Hance V. Myers, III          Vice President         None
1100 Poydras St.
New Orleans, LA 70163

Gerard F. Petrik, Jr.        Vice President         None

Douglas F. Pollard           Vice President         None

K. Mitchell Posner           Vice President         None
1735 Market Street
Philadelphia, PA  19103

Carl W. Riedy, Jr.           Vice President         None

Jeffrey M. Rogatz            Vice President         None

Thomas E. Robinson           Vice President         None

Douglas M. Schmidt           Vice President         None

Robert W. Schnakenberg       Vice President         None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino           Vice President         None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                 Vice President         None

Eugene B. Shephard           Vice President         None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell         Vice President         None

Alexsander M. Stewart        Vice President         None
One World Trade Center
New York, NY  10048

Robert S. Trio               Vice President         None
1747 Pennsylvania Ave.
Washington, DC 20006

William A. Verch             Vice President         None

Lewis T. Yeager              Vice President         None

Joseph F. Zunic              Vice President         None

--------------------
* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.


(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.


Item 28.  Location of Accounts and Records
          --------------------------------

          State Street Bank and Trust Company
          P. O. Box 1713
          Boston, Massachusetts 02105

Item 29.  Management Services
          -------------------

          None.

Item 30.  Undertakings
           ------------

          None.

                                 SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Special Investment Trust, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 28th day of May, 1999.

                               LEGG MASON SPECIAL INVESTMENT TRUST, INC.


                               by:/s/ Marie K. Karpinski
                                  ----------------------
                                  Marie K. Karpinski
                                  Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                    Date
---------                          -----                    ----


/s/ Raymond A. Mason*              Chairman of the Board    May 28, 1999
--------------------------         and Director
Raymond A. Mason

/s/ John F. Curley, Jr.*           President and Director   May 28, 1999
--------------------------
John F. Curley, Jr.

/s/ Edward A. Taber, III*          Director                 May 28, 1999
--------------------------
Edward A. Taber, III

/s/ Richard G. Gilmore*            Director                 May 28, 1999
--------------------------
Richard G. Gilmore

/s/ Arnold L. Lehman*              Director                 May 28, 1999
--------------------------
Arnold L. Lehman

/s/ Jill E. McGovern*              Director                 May 28, 1999
--------------------------
Jill E. McGovern

/s/ T. A. Rodgers*                 Director                 May 28, 1999
--------------------
T. A. Rodgers

/s/ Marie K. Karpinski             Vice President           May 28, 1999
--------------------------         and Treasurer
Marie K. Karpinski


*Signatures affixed by Marie K. Karpinski pursuant to powers of attorney, dated May 8, 1998, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of the following investment companies:

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.          LEGG MASON TOTAL RETURN TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX EXEMPT TRUST, INC.      LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND

plus any other investment company for which Legg Mason Fund Adviser, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARIE K. KARPINSKI, KATHI D. BAIR, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                      DATE
---------                                      ----

/s/Richard G. Gilmore                          May 8, 1998
------------------------------
Richard G. Gilmore

/s/T.A. Rodgers                                May 8, 1998
------------------------------
T. A. Rodgers

/s/Charles F. Haugh                            May 8, 1998
------------------------------
Charles F. Haugh

/s/Arnold L. Lehman                            May 8, 1998
------------------------------
Arnold L. Lehman

/s/Jill E. McGovern                            May 8, 1998
------------------------------
Jill E. McGovern

/s/Edward A. Taber, III                        May 8, 1998
------------------------------
Edward A. Taber, III

/s/Edmund J. Cashman, Jr.                      May 8, 1998
------------------------------
Edmund J. Cashman, Jr.

/s/John F. Curley, Jr.                         May 8, 1998
------------------------------
John F. Curley, Jr.

/s/Raymond A. Mason                            May 8, 1998
------------------------------
Raymond A. Mason